Semiannual Report January 31, 2002

STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS

STRATEGIC PARTNERS
LARGE CAPITALIZATION GROWTH FUND
Objective: Seeks Long-Term Capital Appreciation

STRATEGIC PARTNERS
LARGE CAPITALIZATION VALUE FUND
Objective: Seeks Total Return
Consisting of Capital Appreciation and
Dividend Income

STRATEGIC PARTNERS
SMALL CAPITALIZATION GROWTH FUND
Objective: Seeks Maximum Capital Appreciation

STRATEGIC PARTNERS
SMALL CAPITALIZATION VALUE FUND
Objective: Seeks Above-Average Capital Appreciation

STRATEGIC PARTNERS
INTERNATIONAL EQUITY FUND
Objective: Seeks Long-Term Capital Appreciation

STRATEGIC PARTNERS
TOTAL RETURN BOND FUND
Objective: Seeks Total Return
Consisting of Current Income and
Capital Appreciation

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus. The views expressed
in this report and information about
the Funds' portfolio holdings are for
the period covered by this report and
are subject to change thereafter.

STRATEGIC PARTNERS               (LOGO)
STYLE SPECIFIC FUNDS

THE STRATEGIC PARTNERS STYLE SPECIFIC
FUNDS: RESEARCH DRIVEN--RESULTS ORIENTED
The Strategic Partners Style Specific
Funds are managed by an elite group of
independent money-management firms,
selected by us through a rigorous
process based on the managers' long-
term risk-adjusted performance, well-
defined and disciplined investment
process, consistency of investment
style, reputation, management
stability, and compliance procedures.
We continue to monitor the performance,
investment-style consistency, and asset
class purity of Strategic Partners
Style Specific Fund managers.

Strategic Partners Style Specific Funds

Semiannual Report  January 31, 2002

                           March 15, 2002
DEAR SHAREHOLDER,

OUR FINANCIAL MARKETS ARE RESILIENT
Over the six months ended January 31,
2002, the financial markets were
severely tested by the tragedy of
September 11 and the collapse of Enron.
In the aftermath of both events, the
resilience of the financial markets
was reaffirmed.

In the period following the September
11 terrorist attacks, the Dow Jones
Industrial Average fell to its lowest
level since October 1998. By November,
the Index had recouped its losses. The
market reacted in a similar fashion as
the depth and breadth of Enron's
financial troubles emerged.

STAY THE COURSE
Ultimately, the behavior of the
financial markets over recent months
underscores the importance of not
making investment decisions based on
emotional reactions. For most
investors, it makes more sense to
maintain a patient focus on long-term
investment strategies. Now may also be
a good time for investors to review
their portfolios to ensure that their
assets are allocated in a way that is
best suited to meet these strategies.
Finally, and above all else, investors
should continue to seek guidance from a
financial professional.

As always, we look forward to serving
your investment needs in the years
to come.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Style Specific Funds

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Large
Capitalization Growth Fund, managed by
Columbus Circle Investors and Oak
Associates, Ltd., has long-term
capital appreciation as its investment
objective. It purchases stocks of large
companies that the investment advisers
believe will have faster earnings
growth than that of the Standard &
Poor's 500 Composite Stock Price Index
(S&P 500 Index). There can be no
assurance that the Fund will achieve
its investment objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/02
46.8% Technology
16.4  Financial Services
12.8  Basic Industries
 9.5  Consumer Services
 9.0  Business Services
 1.6  Transportation
 1.5  Capital Goods
 2.4  Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios
Expressed as a percentage of the Fund's
net assets as of 1/31/02
7.9% Cisco Systems, Inc.
     Computers & Business Equipment
5.3  Maxim Integrated Products, Inc.
     Semiconductors & Equipment
4.2  Linear Technology Corp.
     Semiconductors & Equipment
4.1  Xilinx, Inc.
     Semiconductors & Equipment
3.8  Brocade Communications Systems Inc.
     Computers & Business Equipment
3.3  Citigroup Inc.
     Financial Services
3.1  Microsoft Corp.
     Computer Software & Services
3.1  American International Group, Inc.
     Insurance
2.8  MBNA Corp.
     Banks
2.7  Applied Materials, Inc.
     Electronic Components

Holdings are subject to change.

             www.strategicpartners.com  (800) 225-1852

Cumulative Total Returns1              As of 1/31/02
                                    Six Months  One Year  Since Inception2
Class A                               -6.39%     -32.22%      -20.90%
Class B                               -6.71      -32.70       -22.20
Class C                               -6.71      -32.70       -22.20
Lipper Large-Cap Growth Funds Avg.3   -7.76      -26.70       -24.17
S&P 500 Index4                        -6.01      -16.14       -14.72
Russell 1000 Growth Index5            -6.51      -26.88       -29.44

Average Annual Total Returns1          As of 12/31/01
                                                One Year  Since Inception2
Class A                                          -34.28%      -12.89%
Class B                                          -34.71       -12.67
Class C                                          -32.65       -11.85

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
The cumulative and average annual total
returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the six-
month, one-year, and since inception
periods in the Lipper Large-Cap Growth
Funds category. Funds in the Lipper
Large-Cap Growth Funds Average invest
at least 75% of their equity assets in
companies with market capitalizations
(on a three-year weighted basis)
greater than 300% of the dollar-
weighted median market capitalization
of the middle 1,000 securities of the
S&P SuperComposite 1500 Index. Large-
cap growth funds typically have an
above-average price/earnings ratio,
price-to-book ratio, and three-year
sales-per-share growth value compared
to the S&P 500 Index.

4 The S&P 500 Index is an unmanaged
index of 500 stocks of large U.S.
companies. It gives a broad look at how
stock prices have performed.

5 The Russell 1000 Growth Index is an
unmanaged index comprising those
securities in the Russell 1000 Index
with a greater-than-average growth
orientation. Companies in this index
tend to exhibit higher price-to-book
and price/earnings ratios, lower
dividend yields, and higher forecasted
growth rates.

Investors cannot invest directly in an index.

The returns for the Lipper Average, S&P
500 Index, and Russell 1000 Growth
Index would be lower if they included
the effect of sales charges or taxes.
                                              3

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

Columbus Circle Investors  As of 1/31/02
-------------------------------------------------
Microsoft Corp./Computer Software & Services
The world's #1 software company
provides a variety of software and
services, including its Windows
operating systems and Office software
suite. Sequel Server upgrades and
upgrades to all the Microsoft Office
products, along with the release of
Windows XP, should allow the company to
see greater margin expansion.

Cisco Systems, Inc./Computers & Business Equipment
The company controls almost two-thirds
of the global market for routers and
switches that link networks and power
the Internet. It also makes network
access servers and management software.
In recent months the company
experienced stronger-than-expected
results from its North American
business. Cisco is well-positioned for
a return to IT spending.

Intel Corp./Semiconductors & Equipment
Intel Corp. designs, manufactures, and
sells computer components and related
products. The company should benefit
from a return to the cyclical corporate
PC-buying pattern from Y2K.

Wal-Mart Stores, Inc./Retail Trade
Wal-Mart Stores, Inc. operates discount
stores and supercenters, as well as
Sam's Clubs. The company is positioned for increased market share and improved pricing due to the Kmart bankruptcy. It is presently outperforming in the discount sector for retailers.

PepsiCo, Inc./Food & Beverages
PepsiCo, Inc. is the world's #2 soft
drink maker. PepsiCo's soft drinks make
up about one-quarter of its sales. More
than 60% of its sales come from Frito-
Lay, the world's #1 maker of snacks
such as corn chips and potato chips.
The company grew even larger with its
August 2001 purchase of The Quaker Oats
Company.

Holdings are subject to change.

                  www.strategicpartners.com  (800) 225-1852

Oak Associates, Ltd.  As of 1/31/02
-------------------------------------------------
Maxim Integrated Products, Inc./Semiconductors & Equipment
Despite apparent weakness in the analog
semiconductor sector, Oak Associates
believes some companies, including
Maxim Integrated Products, Inc., have
started to see improvements in various
areas--often with newer products where
inventories did not have a chance to
accumulate to the degree that older
products did. The stock has done well
both on a relative and absolute basis
over the past year, and the balance
sheet continues to be strong.

Cisco Systems, Inc./Computers & Business Equipment
The current economic environment is
difficult for every company; however,
the ones that will be successful are
the ones that stay focused on their
customers and on their balance sheets.
Oak Associates believes that Cisco is
clearly doing both. With over $19
billion in cash and short-term
investments, Cisco remains the clear
leader in the networking sector.

Linear Technology Corp./Semiconductors & Equipment
The economy is currently underproducing
real semiconductor demand by using
excess inventory. This will soon be
depleted, and companies will have to
start manufacturing just to meet
current demand even at lower levels.
Management continues to stay focused on
profitability with a goal
of a 40% net margin, and has done a
great job in managing the cost
structure over the last year, just as
they have done in past cycles.

Xilinx, Inc./Semiconductors & Equipment
The market for programmable logic
devices (PLDs) continues to expand, and
Xilinx Inc. is the clear leader within
the space. We continue to be optimistic
regarding the company's opportunities
over the longer term.

MBNA Corp./Banks
In spite of the relatively difficult
economic environment, the fundamentals
remain strong at MBNA Corp. Losses have
stabilized, the falling cost of funds
has improved the interest margin, and
account and volume growth is healthy.

Holdings are subject to change.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Semiannual Report  January 31, 2002

GROWTH LAGS VALUE, BUT ENDS PERIOD ON A HIGH NOTE
For the six months ended January 31,
2002, the Russell 1000 Growth Index
returned -6.5%, while the Russell 1000
Value Index returned -4.9%. However, in
the final months of 2001, growth
stocks--especially technology--rose while value names languished. Although investors focused on the short-term earnings potential of corporations in the immediate aftermath of September
11, this focus shifted as the year
progressed. Investors looking beyond
the near-term "hiccups" began to see a
possible upturn in business conditions,
and thus began to reward traditional
growth companies.

The Large Capitalization Growth Fund
generated a -6.39% return for Class A
shares during the reporting period. The
Fund underperformed the -6.01% return
of the S&P 500 Index, but outperformed
the 7.76% decline of its benchmark
Lipper Large-Cap Growth Funds Average.
Including Class A share initial sales
charges, the Fund returned -11.07%.

In general, Columbus Circle Investors'
overweight position in financial stocks
did well over the six-month review
period. However, as the period
progressed and as interest rates fell
to a 40-year low, the subadviser made
substantial reductions to this
position. Technology stocks also had a
positive impact on performance.
Although Columbus Circle's technology
stocks, like most in the sector,
plummeted in the immediate aftermath of
September 11, an improving economic
picture helped the sector rebound in
subsequent months. Conversely,
healthcare and consumer nondurable
stocks detracted from performance as
investors turned their backs on
companies whose fortunes are not
closely aligned with improving economic
conditions.

                  www.strategicpartners.com  (800) 225-1852

Oak Associates, Ltd.'s performance over
the review period was not influenced by
any one specific sector; rather,
specific companies over three sectors
generated either very positive or very
poor returns. For instance, several
technology companies, especially those
with greater telecommunications
exposure, detracted from performance,
while other technology companies, such
as Brocade Communications, Maxim
Integrated Products, and Xilinx Inc.,
provided significant boosts to
performance. Similarly, the healthcare
and financial services sectors also
produced mixed results.
                                       7

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Large
Capitalization Value Fund, managed by
J.P. Morgan Investment Management, Inc.
and Hotchkis and Wiley Capital
Management, LLC, has total return
consisting of capital appreciation and
dividend income as its investment
objective. The Fund seeks investments
that will increase in value and also
pay the Fund dividends. It invests in
large-company stocks that its
investment advisers believe are
undervalued, given the companies'
sales, earnings, book value, cash flow,
and recent performance. There can be no
assurance that the Fund will achieve
its investment objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/02
24.8% Financial Services
15.1  Industrials
14.9  Consumer Cyclicals
13.3  Consumer Staples
13.0  Technology
 7.6  Utilities
 5.5  Energy
 3.8  Other
 2.0  Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios
Expressed as a percentage of the Fund's
net assets as of 1/31/02
3.7% Philip Morris Companies, Inc.
     Tobacco
2.5  Exxon Mobil Corp.
     Oil & Gas Exploration/Production
2.3  Verizon Communications, Inc.
     Telecommunications
2.2  Allstate Corp.
     Insurance
2.2  Metropolitan Life Insurance Co.
     Insurance
2.1  Citigroup Inc.
     Banking & Financial Services
1.8  Eastman Kodak Co.
     Photography
1.8  Computer Associates Intl., Inc.
     Computer Hardware & Software
1.6  Tricon Global Restaurants, Inc.
     Restaurants
1.5  Waste Management, Inc.
     Waste Management

Holdings are subject to change.

              www.strategicpartners.com  (800) 225-1852

Cumulative Total Returns1                As of 1/31/02
                                        Six Months         One Year       Since Inception2
Class A                               -4.59% (-4.68)     -1.17% (-1.37)     7.00% (6.69)
Class B                               -4.97  (-5.07)     -1.84  (-2.03)     5.18  (4.88)
Class C                               -4.97  (-5.07)     -1.84  (-2.03)     5.18  (4.88)
Lipper Multi-Cap Value Funds Avg.3        -3.76              -4.46             11.66
S&P 500 Index4                            -6.01             -16.14            -14.72
Russell 1000 Value Index5                 -4.92              -6.68             -0.05

Average Annual Total Returns1  As of 12/31/01

                               One Year           Since Inception2
Class A                     -4.31% (-4.50)          0.94% (0.80)
Class B                     -4.90  (-5.09)          1.24  (1.10)
Class C                     -1.93  (-2.12)          2.12  (1.98)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
For the period ended January 31, 2002,
the Fund's manager contractually agreed
to limit operating expenses of each
class of the Fund, exclusive of
distribution and service (12b-1) fees,
to 1.35% of the average daily net
assets of that class. The cumulative
and average annual total return
information shown above (without
parentheses) reflects these expense
limitations. The information in
parentheses represents the performance
of each Fund class without taking into
account these expense limitations. The
cumulative and average annual total
returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the six-
month, one-year, and since inception
periods in the Lipper Multi-Cap Value
Funds category. Funds in the Lipper
Multi-Cap Value Funds Average invest in
a variety of market capitalization
ranges without concentrating 75% of
their equity assets in any one market
capitalization range over an extended
period of time. Multi-cap funds
typically have between 25% and 75% of
their assets invested in companies with
market capitalizations (on a three-year
weighted basis) above 300% of the
dollar-weighted median market
capitalization of the middle 1,000
securities of the S&P SuperComposite
1500 Index. Multi-cap value funds
typically have below-average
price/earnings ratio, price-to-book
ratio, and three-year sales-per-share
growth value compared to the S&P
SuperComposite 1500 Index.

4 S&P 500 Index is an unmanaged index
of 500 stocks of large U.S. companies.
It gives a broad look at how stock
prices have performed.

5 The Russell 1000 Value Index is an
unmanaged index comprising those
securities in the Russell 1000 Index
with a less-than-average growth
orientation. Companies in this index
generally have low price-to-book and
price/earnings ratios, higher dividend
yields, and lower forecasted growth
values.

Investors cannot invest directly in an index.

The returns for the Lipper Average, S&P
500 Index, and Russell 1000 Value Index
would be lower if they included the
effect of sales charges or taxes.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Investment Advisers' Comments on Five Largest Holdings

J.P. Morgan Investment Management, Inc. As of 1/31/02
---------------------------------------------------------
Exxon Mobil Corp./Oil & Gas Exploration/Production
Exxon Mobil Corp. is the world's
largest integrated oil company,
operating more than 40,000 service
stations in 118 countries. Higher
natural gas realizations and improved
refinery operations have resulted in
steadily growing revenues and earnings.

Citigroup Inc./Banking & Financial Services
The result of merging one of the
world's largest banks (Citicorp) with
one of the world's largest insurers
(Travelers Group), Citigroup Inc.'s
strong management, financial strength,
and broad diversification make the
company one of Wall Street's most
highly recommended names.

Verizon Communications, Inc./Telecommunications
The largest local phone company in the
United States and the second largest
telecom services provider, Verizon
Communications, Inc. has been a
relatively safe haven for investors
within the plummeting
telecommunications sector.

Philip Morris Companies, Inc./Tobacco
Philip Morris Companies, Inc. is best
known for its cigarettes, but also
retains a share in Kraft Foods and owns
the Miller Brewing Company.

ChevronTexaco Corp./Oil & Gas Exploration/Production
The #3 U.S. integrated oil company,
ChevronTexaco Corp. runs more than
8,100 gas stations and has reserves
of 5 billion barrels of oil and 9.5
trillion cubic feet of natural gas.
The oil giant will further expand after
finalizing the acquisition of Texaco,
making the combined entity the world's
fourth largest integrated oil company.

Holdings are subject to change.

              www.strategicpartners.com  (800) 225-1852

Hotchkis and Wiley Capital Management, LLC  As of 1/31/02
---------------------------------------------------------
Philip Morris Companies, Inc./Tobacco
Philip Morris Companies, Inc. (MO),
through its subsidiaries, manufactures
and sells a range of consumer products,
including tobacco, food, and beverages.
Litigation risk connected to the
company's tobacco products continues to
constrain MO's stock price far below
our estimate of fair value.

Metropolitan Life Insurance Co./Insurance
After Metropolitan Life Insurance Co.'s
(MetLife) demutualization, a new
management team was brought on board.
We believe that management will be able
to improve the company's return on
equity. In addition, MetLife has
substantial excess capital in real
estate assets. Management intends to
deploy the capital to repurchase common
stock over the next few years. Hotchkis
and Wiley believes that the aggressive
share repurchase program, coupled with
cost savings-generated earnings growth,
should enable MetLife to meet consensus
earnings estimates regardless of the
direction of the domestic economy.

Allstate Corp./Insurance
The company underwrites homeowners and
private passenger automobile insurance
policies primarily through a network of
agents. Allstate Corp. also underwrites
life insurance and annuity products
through its agency force and other
distribution channels. The Allstate
name is one of the most powerful brands
in the U.S. financial services
industry. Hotchkis and Wiley believes
that the company will improve its
return on equity over the next five
years.

Eastman Kodak Co./Photography
Eastman Kodak Co. is a worldwide leader
in film products as well as digital
cameras. Although this business
currently loses about $200 million per
year in operating earnings, Hotchkis
and Wiley is currently attracted to the
stock for several reasons: valuation,
financial strength, and growth
potential.

Computer Associates International, Inc./Computer Hardware & Software Computer Associates International, Inc.
(CA) is the premier provider of
enterprise software and a leader in
systems management for both enterprise
and distributed systems. CA is also
an emerging provider of Internet
infrastructure software used for e-business applications. Hotchkis and Wiley expects external factors currently affecting the stock to abate, creating a much better business environment for the company.

Holdings are subject to change.
                                          11

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Semiannual Report  January 31, 2002

GROWTH ENDS PERIOD ON A HIGH NOTE
For the six months ended January 31,
2002, the Russell 1000 Growth Index
returned -6.5%, while the Russell 1000
Value Index returned -4.9%. However, in
the final months of 2001, growth
stocks--especially technology--soared
while value names languished. Although
investors focused on the short-term
earnings potential of corporations in
the immediate aftermath of September
11, this focus shifted as the year
progressed. Investors looking beyond
the near-term "hiccups" began to see a
possible upturn in business conditions,
and thus began to reward traditional
growth companies.

The Large Capitalization Value Fund
generated a -4.59% return for Class A
shares during the reporting period,
significantly outperforming the -6.01%
return of the S&P 500 Index. Including
Class A share initial sales charges,
the Fund returned -9.36%. Conversely,
the Fund underperformed the -3.76%
average return of its current Lipper
peer group, the Lipper Multi-Cap Value
Funds. However, we are presently taking
the steps necessary to reclassify the
Fund within the Lipper Large-Cap Value
Funds peer group as we believe the
Fund's profile is better aligned with
this category. For comparison purposes,
this peer group's return was -5.73%.

Security selection across three
sectors--utilities, financials, and
industrials--contributed significantly
to Hotchkis and Wiley Capital
Management's results. Alternately,
stocks in the information and
technology sector, particularly
Gateway, Inc., hurt performance. With
respect to total attribution effects--
that is, sector allocation and security
selection combined--the materials
sector generated strong performance,
fueled in large part by Hotchkis and
Wiley Capital Management's positions in
paper and forest products.

              www.strategicpartners.com  (800) 225-1852

Specific stock positions played a
significant role in J.P. Morgan
Investment Management's performance.
Underweight positions in Enron and
Kmart helped performance. Conversely,
positions in Providian, Tyco, and
Qwest--the latter two having been
negatively impacted by fallout from the
Enron bankruptcy--detracted from return.
Among sectors, a utilities position
provided a boost to performance when
the market recognized the potential of
several California-based utility
companies.
                                  13

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Small
Capitalization Growth Fund, managed by
Sawgrass Asset Management, L.L.C. and
J.P. Morgan Fleming Asset Management
(USA) Inc., has maximum capital
appreciation as its investment
objective. To achieve this objective,
the Fund invests in the stocks of small
companies that the investment advisers
expect will increase their earnings
faster than the growth rate of the U.S.
economy. There can be no assurance that
the Fund will achieve its investment
objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/02
30.5% Consumer Cyclicals
19.6  Technology
13.0  Commercial Services
10.2  Financial Services
 9.4  Consumer Staples
 4.8  Consumer Services
 4.1  Utilities
 2.8  Energy
 1.4  Basic Industries
 4.2  Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios
Expressed as a percentage of the Fund's
net assets as of 1/31/02
2.1% Information Holdings, Inc.
     Media
1.6  ChoicePoint, Inc.
     Commercial Services
1.5  Brown & Brown, Inc.
     Insurance
1.5  Performance Food Group Co.
     Food & Beverage
1.5  Henry Schein, Inc.
     Medical Products & Services
1.4  O'Reilly Automotive, Inc.
     Automobiles & Auto Parts
1.4  Sylvan Learning Systems, Inc.
     Educational Services
1.3  Direct Focus, Inc.
     Consumer Products
1.3  Iron Mountain, Inc.
     Commercial Services
1.3  Pegasus Solutions, Inc.
     Commercial Services

Holdings are subject to change.

                 www.strategicpartners.com  (800) 225-1852

Cumulative Total Returns1                    As of 1/31/02

                                        Six Months         One Year       Since Inception2
Class A                               -8.01% (-8.33)   -19.31% (-19.78)    -5.48% (-6.14)
Class B                               -8.25  (-8.58)   -19.91  (-20.38)    -7.15  (-7.81)
Class C                               -8.25  (-8.58)   -19.91  (-20.38)    -7.15  (-7.81)
Lipper Small-Cap Growth Funds Avg.3      -4.91             -16.21              -4.94
Russell 2000 Index4                       0.35              -3.60              16.03
Russell 2000 Growth Index5               -4.33              -19.01            -11.68

Average Annual Total Returns1  As of 12/31/01
                               One Year        Since Inception2
Class A                    -24.21% (-24.65)     -4.91% (-5.16)
Class B                    -24.70  (-25.16)     -4.60  (-4.87)
Class C                    -22.31  (22.77)      -3.82  (-4.08)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
For the period ended January 31, 2002,
the Fund's manager contractually agreed
to limit operating expenses of each
class of the Fund, exclusive of
distribution and service (12b-1) fees,
to 1.90% of the average daily net
assets of that class. The cumulative
and average annual total return
information shown above (without
parentheses) reflects these expense
limitations. The information in
parentheses represents the performance
of each Fund class without taking into
account these expense limitations. The
cumulative and average annual total
returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the six-
month, one-year, and since inception
periods in the Lipper Small-Cap Growth
Funds category. Funds in the Lipper
Small-Cap Growth Funds Average invest
at least 75% of their equity assets in
companies with market capitalizations
(on a three-year weighted basis) less
than 250% of the dollar-weighted median
of the smallest 500 of the middle 1,000
securities of the S&P SuperComposite
1500 Index. Small-cap growth funds
typically have an above-average
price/earnings ratio, price-to-book
ratio, and three-year sales-per-share
growth value compared to the S&P
SmallCap 600 Index.

4 The Russell 2000 Index is an
unmanaged index that comprises the
smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S.
corporations and represents
approximately 10% of their aggregate
market value.

5 The Russell 2000 Growth Index
comprises securities in the Russell
2000 Index with a greater-than-average
growth orientation. Companies in this
index tend to exhibit higher price-to-
book and price/earnings ratios.

Investors cannot invest directly in an index.

The returns for the Lipper Average,
Russell 2000 Index, and Russell 2000
Growth Index would be lower if they
included the effect of sales charges or
taxes.
                              15

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

Sawgrass Asset Management, L.L.C.  As of 1/31/02
---------------------------------------------------------
Henry Schein, Inc./Medical Products & Services
Henry Schein, Inc. is a distributor of
healthcare products and services to
office-based healthcare practitioners
in North America and Europe. The
company's products include dental,
medical, and veterinary items.

O'Reilly Automotive, Inc./Automobiles & Auto Parts
O'Reilly Automotive, Inc. retails and
supplies automotive aftermarket parts,
tools, supplies, equipment, and
accessories. The company sells its
products to do-it-yourself customers
and professional mechanics or service
technicians.

Direct Focus, Inc./Consumer Products
Direct Focus, Inc. manufactures and
markets branded consumer products. The
company currently has three product
lines: Bowflex home fitness equipment,
Nautilus fitness equipment, and
Nautilus Sleep Systems. Direct Focus
markets these product lines directly to
customers via television commercials
and infomercials, printed media, and
the Internet.

Regis Corp./Retail
Regis Corp. operates and franchises
hair and retail product salons. Regis's
salons operate under the Regis
Hairstylists, Supercuts, MasterCuts,
Trade Secret, and SmartStyle banners.
The company operates worldwide.

GTECH Holdings Corp./Commercial Services
GTECH Holdings Corp. operates
computerized online lottery systems.
The company operates or supplies
equipment to online lottery systems for
online lottery authorities in the
United States and internationally.
GTECH's lottery services include the
design, assembly, installation,
operation, maintenance, and marketing
of online lottery systems and instant
ticket support systems.

Holdings are subject to change.

            www.strategicpartners.com  (800) 225-1852

J.P. Morgan Fleming Asset Management (USA) Inc.  As of 1/31/02
-------------------------------------------------------------------
Information Holdings, Inc./Media
Information Holdings, Inc. is a leading
provider of information products and
services to scientific, technical,
medical, intellectual property, and IT
learning markets.

ChoicePoint, Inc./Commercial Services
ChoicePoint, Inc. is a leading provider
of risk management and fraud protection
information services to property and
casualty, life, and health insurers.
ChoicePoint's expertise in data
acquisition, transformation, storage,
analysis, and distribution allows its
customers to identify potential risks
and fraud.

Sylvan Learning Systems, Inc./Educational Services
Sylvan Learning Systems, Inc. is a
global provider of educational services
and accredited education. Sylvan
provides tutoring services to
kindergarten through twelfth grade
students and families, professional
development for teachers, accredited
post-secondary degrees for
international students, and English
language instruction.

Iron Mountain, Inc./Commercial Services
Iron Mountain, Inc. is engaged in
records and information management and
related services, and enables customers
to outsource these functions. The company provides storage for all major media, including paper and magnetic media, which include computer tapes, microfilm and microfiche, master audiotapes and videotapes, film and optical disks, X-rays and blueprints.

Pegasus Solutions, Inc./Commercial Services
Pegasus Solutions, Inc. is a leading
provider of end-to-end reservation
distribution solutions to the hotel
industry worldwide. Its services
include central reservations systems;
electronic distribution services that
connect more than 38,000 hotels to the
Internet and to the global distribution
systems; commission processing and
payment services; and the consumers
travel Website, TravelWeb.com.

Holdings are subject to change.
                                        17

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Semiannual Report  January 31, 2002

GROWTH LAGS VALUE IN SMALL-CAP MARKET
In the aftermath of the September 11
attacks, the general feeling was that
investors might flock back to the
perceived greater safety of larger-cap
stocks. This proved not to be the case.
In fact, the October-through-December
time period was one of the strongest
for small-cap stocks in more than a
decade. Within the small-cap market
itself, growth stocks continued to lag
value stocks, returning -4.33% and
4.85%, respectively, according to the
Russell 2000 Growth and Value Indexes.

The Small Capitalization Growth Fund
produced a -8.01% return for Class A
shares during the period. This compared
to the -4.33% return of the Russell
2000 Growth Index and the -4.91% return
of its Lipper Average. Including Class
A share initial sales charges, the Fund
returned -23.34%.

Sawgrass Asset Management's decisions
to overweight positions in health-care
during the period contributed greatly
to the portfolio's poor performance.
The overweight, which generated
positive results early in the period,
underperformed enough in the fourth
quarter of 2001 to erase any of the
sectors' prior positive contributions.
The primary offenders were managed care
and hospital management companies.

Conversely, the energy sector was a
positive contributor to performance
over the past year. Sawgrass chose to
overweight this sector in the first
quarter and part of the second quarter,
then avoided the sector altogether.
This strategy worked well.

J.P. Morgan Fleming Asset Management
(USA) generated strong results through
stock selection in the consumer
discretionary and technology
sectors, although this was offset to
some extent by weakness in the
healthcare and financial services
sectors. A top performer over the
period was McAfee.com, which provides
an online service that allows consumers
to secure, repair, update, and upgrade
their PCs. The stock increased
substantially over the period as the
company demonstrated continued success
in
                  www.strategicpartners.com  (800) 225-1852

executing its business plan. Another
top performer was Pegasus Solutions, a
leading provider of end-to-end
reservation distribution solutions to
the hotel industry worldwide. Pegasus
shares rose swiftly from their
post-September 11 lows as the company's
business recovered faster than expected
from the precipitous slowdown in travel
after the terrorist attacks. Other
contributors from the technology sector
were Serena Software and Tech Data
Corp, while On Command and ChoicePoint
contributed from the consumer
discretionary sector.

Several companies in the healthcare
sector had a negative impact on
performance, including Vertex
Pharmaceuticals and Novoste. In the
financial services sector, Americredit,
the subprime auto finance company, saw
its shares drop in reaction to the weak
economic environment and a string of
negative news from other players in the
subprime market.
                                  19

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Small
Capitalization Value Fund, managed by
Credit Suisse Asset Management, LLC,
and EARNEST Partners, LLC,* has above-
average capital appreciation as its
investment objective. To achieve this,
the Fund invests in stocks of small
companies that its investment
advisers believe are undervalued, given
the companies' sales, earnings, book
values, cash flows, and recent
performances. There can be no assurance
that the Fund will achieve its
investment objective.

*Effective December 20, 2001, EARNEST Partners assumed management responsibility for one of the two sleeves.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/02
21.5% Financials
20.3  Capital Goods
13.4  Healthcare
12.9  Consumer Cyclicals
 7.4  Consumer Staples
 7.0  Technology
 4.4  Utilities
 4.0  Energy
 3.6  Basic Materials
 1.0  Transportation
 4.5  Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios
Expressed as a percentage of the Fund's
net assets as of 1/31/02
1.6% Barr Laboratories, Inc.
     Drug and Healthcare
1.6  Hovnanian Enterprises, Inc., (Class A)
     Home Builders
1.5  Diagnostic Products Corp.
     Drug and Healthcare
1.5  D.R. Horton, Inc.
     Home Builders
1.4  Philadelphia Consolidated Hldgs. Corp.
     Insurance
1.4  Freds, Inc.
     Retail - Apparel
1.4  BankUnited Financial Corp.
     Banks and Savings & Loans
1.3  Cooper Companies, Inc.
     Drug and Healthcare
1.3  Eaton Vance Corp.
     Financial Services
1.3  Sinclair Broadcasting Group, Inc.
     Broadcasting

Holdings are subject to change.

            www.strategicpartners.com  (800) 225-1852

Cumulative Total Returns1                   As of 1/31/02

                                        Six Months         One Year       Since Inception2
Class A                                4.71% (4.63)     11.66% (11.40)     42.59% (41.92)
Class B                                4.38  (4.30)     10.86  (10.60)     40.24  (39.57)
Class C                                4.38  (4.30)     10.86  (10.60)     40.24  (39.57)
Lipper Small-Cap Value Funds Avg.3        3.18             11.49                5.24
Russell 2000 Index4                       0.35             -3.60               16.03
Russell 2000 Value Index5                 4.85             12.43               47.03

Average Annual Total Returns1  As of 12/31/01
                                 One Year     Since Inception2
Class A                        9.70% (9.36)    15.72% (15.48)
Class B                        9.60  (9.24)    16.45  (16.19)
Class C                       12.47  (12.11)   17.06  (16.81)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
For the period ended January 31, 2002,
the Fund's manager contractually agreed
to limit operating expenses of each
class of the Fund, exclusive of
distribution and service (12b-1) fees,
to 1.55% of the average daily net
assets of that class. The cumulative
and average annual total return
information shown above (without
parentheses) reflects these expense
limitations. The information in
parentheses represents the performance
of each Fund class without taking into
account these expense limitations. The
cumulative and average annual total
returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the six-
month, one-year, and since inception
periods in the Lipper Small-Cap Value
Funds category. Funds in the Lipper
Small-Cap Value Funds Average invest at
least 75% of their equity assets in
companies with market capitalizations
(on a three-year weighted basis) less
than 250% of the dollar-weighted median
of the smallest 500 of the middle 1,000
securities of the S&P SuperComposite
1500 Index. Small-cap value funds
typically have a below-average
price/earnings ratio, price-to-book
ratio, and three-year sales-per-share
growth value compared to the S&P
SmallCap 600 Index.

4 The Russell 2000 Index is an
unmanaged index that comprises the
smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S.
corporations and represents
approximately 10% of their aggregate
market value.

5 The Russell 2000 Value Index
comprises securities in the Russell
2000 Index with a less-than-average
growth orientation. Companies in this
index tend to exhibit low price-to-book
and price/earnings ratios.

Investors cannot invest directly in an index.

The returns for the Lipper Average,
Russell 2000 Index, and Russell 2000
Value Index would be lower if they
included the effect of sales charges or
taxes.
                           21

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Investment Advisers' Comments on Five Largest Holdings

Credit Suisse Asset Management, LLC  As of 1/31/02
--------------------------------------------------------
Banta Corp./Printing & Publishing
Banta Corp. is a leader in printing and
digital imaging. In addition, Banta
offers multimedia and software
packages, interactive media, and online
services.

Webster Financial Corp./Banks and Savings & Loans
Webster Financial Corp. is the holding
company for Webster Bank, which
provides retail banking services
through more than 100 branches in
Connecticut and New Hampshire. Webster
Financial also sells insurance, mutual
funds, and annuities; originates
mortgages via the Internet; provides
trust services; and buys and services
real estate mortgages.

AMETEK, Inc./Aerospace
Ametek, Inc. is a global manufacturer
of electronic instruments and electric
motors. The group also makes specialty
metals for the electronics,
telecommunications, consumer, and
automotive industries. AMETEK has
nearly 50 factories in Asia, Europe,
and the Americas. U.S. customers
account for nearly 70% of sales.

OM Group, Inc./Chemicals
The OM Group, Inc. produces metal-based
specialty chemicals used by the
aerospace, automotive, computer,
construction, and consumer electronics
industries. Derived from cobalt,
copper, platinum, gold, rhodium, and
nickel, OM's offerings are used in
airbags, circuit boards, batteries,
paints, and memory disks. OM Group also
makes coloring agents for pigments,
ceramics and glass, and specialty
powders used in high-stress alloys.

Manitowoc Co., Inc./Industrial Machinery
The company makes ice-making, beverage-
dispensing, and refrigeration products,
and cranes and other material-handling
equipment.  Its ice-making and
beverage-dispensing machines serve the
food service, hospitality, and
convenience store markets. Manitowoc
Co. sells its cranes and related
equipment to companies in the
construction and mining industries. The
company, which began at the turn of the
20th century as a shipbuilder, also
operates shipyards that service and
repair commercial and military vessels
that sail the Great Lakes.

Holdings are subject to change.

                 www.strategicpartners.com  (800) 225-1852

EARNEST Partners, LLC  As of 1/31/02
-----------------------------------------------
Barr Laboratories, Inc./Drug & Healthcare
Barr Laboratories, Inc. declined
slightly (approximately 6%) during the
period.  Barr is a formidable
competitor in specialty drugs, and is
building a substantial base in generics
and developing proprietary products as
well. As noted above, we feel strongly
that healthcare companies will do well
due to secular trends such as the aging
of the population and the demand for
new pharmaceutical products.

Hovnanian Enterprises Inc./Home builders
Hovnanian Enterprises Inc. did well
during the period, up approximately
14%, as home sales data remained solid
during the economic downturn.  Home
builders continue to trade at a deep
discount to the market with positive
growth prospects. Hovnanian is benefiting from a strategy of establishing a dominant position in a limited number of geographic markets, including the Northeast and
Washington, D.C.

Diagnostic Products Corp./Drug & Healthcare
Diagnostic Products Corp. declined
slightly (approximately 9%) during the
period. It develops, manufactures, and
markets test kits and related
instrumentation to hospitals and
laboratories. As mentioned, secular
trends are favorable with an aging
population and demand for faster results.
Diagnostic Products has a solid product
offering and one of the most popular
instruments in the industry.

D.R. Horton, Inc./Home Builders
D.R. Horton, Inc. did well during the
period, up approximately 14%, as home
sales data remained solid during the
economic downturn. Home builders
continue to trade at a deep discount to
the market with positive growth
prospects. D.R. Horton is one of the
largest and most geographically
diversified home builders in the United
States.

Philadelphia Consolidated Holdings Corp./Insurance
Philadelphia Consolidated Holdings
Corp. did well during the period, up
approximately 7%. This company designs,
markets, and underwrites specialty
commercial and personal property and
casualty insurance products. The
direction of pricing has been positive
for the industry, and the company has
purchased and developed niche
businesses that should continue their
long-term trend of profitable growth.

Holdings are subject to change.
                                       23

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Semiannual Report  January 31, 2002

VALUE DOMINATES SMALL-CAP MARKET
U.S. small-cap value stocks were one of
the few bright spots in an otherwise
gloomy period for investors--managing
gains amid the weakness in other areas
of the U.S. stock market. Although the
general feeling was that investors
might flock back to the perceived
greater safety of larger-cap stocks in
the aftermath of the September 11
attacks, this proved not to be the
case. In fact, the October-through-
December time period was one of the
strongest for small-cap stocks in more
than a decade. Within the small-cap
market itself, value continued to
outpace growth, returning 4.85% and -
4.33%, respectively, according to the
Russell 2000 Value and Growth Indexes.

The Small Capitalization Value Fund
generated a 4.71% return for Class A
shares during the reporting period.
This compared to the 4.85% return of
the Russell 2000 Value Index and the
3.18% return of the Fund's Lipper
Average. Including Class A share
initial sales charges, the Fund
returned --0.53%.

Credit Suisse Asset Management's
industrial holdings had a significant
positive impact on performance, as
investors thought favorably of these
stocks in anticipation of an economic
rebound in the United States. Also
adding to performance was Credit
Suisse's exposure to the defense
sector, as stocks in this sector
rallied in the wake of the September 11
attacks. In addition, Credit Suisse had
little exposure to the industries that
were most negatively impacted by the
attacks, such as leisure, airlines, and
travel-related companies. On the
negative side, Credit Suisse's
performance was somewhat restrained by
its underweight in the technology
sector (which rallied late in 2001) and
its overweight in healthcare.

On December 20, 2001, EARNEST Partners
LLC replaced Lazard Asset Management as
a subadviser of the Fund. The following
commentary combines both subadvisers'
performance results.

24

            www.strategicpartners.com  (800) 225-1852

Lazard Asset Management's technology
holdings performed well due to their
solid valuation support and proven
business models. For instance, hard
drive manufacturer Maxtor was helped by
an improving competitive position in
the industry, and managed gains even as
PC sales slowed. Consumer discretionary
holdings also performed well, as
consumer spending has been remarkably
resilient in light of the economic
weakness. Blockbuster was helped by
strong rentals of DVDs and
overexpectations that consumers would
stay closer to home following the
September 11 terrorist attacks. Ross
Stores' off-price format proved
resistant to the economic slowdown as
cautious consumers looked for ways to
make their dollars go farther. Lazard's
performance was also helped by merger
activity when a few holdings were
acquired by strategic investors who
were attracted to their strong cash
flows and reasonable valuations. In
contrast, a relatively high weight in
the energy sector hurt returns due to
the decline in oil and natural gas
prices and the expectation that this
will lead to lower-than-expected
drilling activity going forward.

EARNEST Partners is a fundamental,
bottom-up stock selection manager that
seeks to identify companies that are
poised to outperform across all sectors
of the market. To that end, from mid-
December--the time when EARNEST Partners
assumed responsibility for the
portfolio from Lazard--through period-
end, the subadviser identified many
companies trading at earnings multiples
below that of the market average as
having earnings growth prospects better
than the market average. In particular,
EARNEST Partners generated favorable
results from a number of healthcare
companies that it believed was
benefiting from the growing demand for
healthcare in the United States.
                                       25

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners International
Equity Fund, managed by Lazard Asset
Management, has long-term capital
appreciation as its investment
objective. It purchases the stock of
foreign companies to achieve this
objective. These companies may be based
in developing or developed countries.
The Fund may also invest in American
Depositary Receipts, American
Depositary Shares, Global Depositary
Receipts, and European Depositary
Receipts, which are certificates
representing an equity investment in a
foreign company. There can be no
assurance that the Fund will achieve
its investment objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/02
28.5% Financial Services
13.0  Energy
13.0  Consumer Discretionary
12.8  Telecommunication Services
 7.9  Consumer Staples
 6.4  Healthcare
 6.0  Information Technology
 4.7  Industrials
 2.9  Utilities
 2.9  Materials
 1.9  Cash & Equivalents

Geographic Concentration
Sectors expressed as a percentage
of net assets as of 1/31/02*
31.1% Other Continental Europe
18.0  United Kingdom
16.6  Netherlands
15.2  Japan
11.7  France
 5.5  Pacific Basin (excluding Japan)

*Does not include 1.9% of net assets in
cash and equivalents.

Five Largest Holdings
Expressed as a percentage of the Fund's
net assets as of 1/31/02
3.2% Novartis AG
     Pharmaceuticals
3.1  Toyota Motor Corp.
     Automobiles & Trucks
3.0  ENI SpA
     Oil & Gas Exploration & Production
3.0  HSBC Holdings PLC
     Banks
2.9  ABN AMRO Holdings, NV
     Banks

Holdings are subject to change.

           www.strategicpartners.com  (800) 225-1852

Cumulative Total Returns1  As of 1/31/02

                                        Six Months         One Year       Since Inception2
Class A                              -13.72% (-14.10)  -28.07% (-28.71)   -32.10% (-32.80)
Class B                              -14.03  (-14.41)  -28.63  (-29.27)   -33.20  (-33.90)
Class C                              -14.03  (-14.41)  -28.63  (-29.27)   -33.20  (-33.90)
Lipper International Funds Avg.3         -10.19            -25.37             -23.03
MSCI EAFE Index4                         -11.28            -25.58             -28.01

Average Annual Total Returns1  As of 12/31/01
                          One Year         Since Inception2
Class A               -28.77% (-29.27)     -16.48% (-16.81)
Class B               -29.28  (-29.81)     -16.28  (-16.62)
Class C               -27.04  (-27.56)     -15.48  (-15.82)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
For the period ended January 31, 2002,
the Fund's manager contractually agreed
to limit operating expenses of each
class of the Fund, exclusive of
distribution and service (12b-1) fees,
to 1.75% of the average daily net
assets of that class. The cumulative
and average annual total return
information shown above (without
parentheses) reflects these expense
limitations. The information in
parentheses represents the performance
of each Fund class without taking into
account these expense limitations. The
cumulative and average annual total
returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the six-
month, one-year, and since inception
periods in the Lipper International
Funds category. Funds in the Lipper
International Funds Average invest
their assets in securities with primary
trading markets outside the United
States.

4 The Morgan Stanley Capital
International Europe, Australasia, Far
East Index (MSCI EAFE Index) is an
unmanaged, weighted index of
performance that reflects stock price
movements in Europe, Australasia, and
the Far East.

Investors cannot invest directly in an index.

The returns for the Lipper Average and
MSCI EAFE Index would be lower if they
included the effect of sales charges or
taxes.
                                  27

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Investment Advisers' Comments on Five Largest Holdings

Lazard Asset Management  As of 1/31/02
------------------------------------------------------
Novartis AG/Pharmaceuticals
Novartis AG manufactures pharmaceutical
and nutrition products. The company was
formed after the merger between Ciba
Geigy and Sandoz in 1996.

Toyota Motor Corp./Automobiles & Trucks
Toyota Motor Corp. manufactures, sells,
leases, and repairs passenger cars,
trucks, buses, and related parts
worldwide. The company also operates
financing services through its
subsidiaries. Toyota Motor builds
homes, produces pleasure boats, and
develops intelligent transportation
systems, including radar cruise control
and electronic toll collection systems.

ENI SpA/Oil & Gas Exploration & Production
ENI SpA is an integrated oil and gas
company. The company is based in Italy
and has operations in over 70 countries.
ENI explores for, distributes, refines,
and markets petroleum products. The company manufactures petrochemicals such as ethylene, and provides off-shore oil and gas pipe- laying services.

HSBC Holdings PLC/Banks
HSBC Holdings PLC, the holding company
for the HSBC Group, provides a variety
of international banking and financial
services. Although shares declined in
February due to lower-than-expected
profits, the company has been
successfully positioning itself as a
global financial services institution
while realizing synergies from its
Republic and CCF acquisitions.

ABN AMRO Holdings, NV/Banks
ABN AMRO Holdings, NV provides
international banking services. Shares
slipped after the bank posted a decline
in the second half of 2000, caused by
higher costs (e-commerce initiatives)
and higher restructuring charges. A new
chairman and CEO of the company,
however, continues to proceed with
aggressive group restructuring, and has
established new financial targets. The
sale of European American Bank (EAB)
adds credibility to management's
commitment to its strategy of
restructuring the bank and selling off
subscale operations.

Holdings are subject to change.

           www.strategicpartners.com  (800) 225-1852

Semiannual Report  January 31, 2002

INTERNATIONAL EQUITIES END YEAR DOWN
International stocks fell during the
six months ended January 31, 2002, as
it became clear the global economy was
experiencing a cyclical downturn. The
economic outlook has been a primary
focus of investors for some time, but
the level of concern rose dramatically
following the September 11
terrorist attacks. International
markets reached their lows in the
aftermath of the attacks, with
companies more directly affected by the
economic cycle bearing the brunt of the
selling. However, stocks staged a
strong rally in the final months of
2001 based on renewed confidence in a
global economic recovery. January was
the exception, as international stocks
fell when the technology and telecom
sectors corrected from strong fourth-
quarter gains. Further weighing on
market sentiment were accounting
issues, as concerns grew over the
reliability of financial statements in
the aftermath of the Enron bankruptcy.

The International Equity Fund's Class A
shares returned -13.72% during the
reporting period. Over the same period,
the MSCI EAFE Index returned -11.28%,
while the Fund's Lipper Average
returned -10.19%. Including Class A
share initial sales charges, the Fund
returned -18.04%.

Lazard Asset Management's holdings in
the technology and telecommunications
sectors outperformed those in the
benchmark index due to their solid
valuation support and proven business
models. In addition, performance
benefited from actions taken in the
wake of the September 11 attacks. For
instance, Lazard initiated a position
in Telecom Italia in late September due
to its dominant wireless franchise and
a favorable regulatory environment in
its fixed line business.

However, the economic downturn did have
a detrimental effect on companies in
the portfolio, which are aggressively
restructuring to improve their
financial productivity. Companies with
low current profitability, but with the
potential to improve through
restructuring, have always played a
role in Lazard's relative value
strategy, and have been some of its
best performers over the years. The key
is to identify companies with viable
products and a
                             29

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Semiannual Report  January 31, 2002

bloated cost structure, but whose
management is truly committed to taking
the difficult steps to improve
profitability. An economic downturn
makes it much more difficult to
implement a major restructuring
initiative successfully.

For instance, HVM Group is the product
of a number of recent mergers, and its
management has a credible plan to
increase returns through cost reduction
and revenue synergies. However, capital
markets' weakness and deterioration in
credit quality (as a result of the slowing of the German economy) have effectively postponed the realization of the restructuring benefits. Positions in Japanese companies, many of which are engaged in restructuring, have been particularly impacted as the global slowdown has driven the already weak Japanese economy into a severe recession. In the case of some of the Japanese financials, the effects of the economic slowdown have been exacerbated by management's lack of resolve in following through on their cost reduction plans. As a result, holdings such as Mizuho Holding Company have been sold.

In recent months, Lazard has shifted
capital into companies with a history
of consistently high financial productivity in a variety of environments. For instance, a recent addition to the Fund was GlaxoSmithKline, the U.K. pharmaceutical company. GlaxoSmithKline is a premier research organization with a long history of profitably bringing innovative drugs to market. Lazard believes its valuation relative to its peers and the overall market is attractive. Lazard also initiated positions in Altadis and Imperial
Tobacco Group, tobacco manufacturers
with consistently strong returns. The
subadviser believes the valuations of
these stocks do not reflect the
improvement in the tobacco
litigation environment for the
companies. UBS, the Swiss bank, was
also added to the Fund. This company
has a history of consistent returns
driven by its private banking business,
and Lazard believes the acquisition of
PaineWebber will strengthen the company's position in U.S. investment banking.

               www.strategicpartners.com  (800) 225-1852


                (This page left intentionally blank)

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Total Return
Bond Fund, managed by Pacific
Investment Management Company LLC
(PIMCO), has total return consisting of
current income and capital appreciation
as its investment objective. To achieve
this, it invests in debt obligations
issued or guaranteed by the U.S.
government and its agencies, as well as
debt obligations issued by U.S. and
foreign companies, and foreign
governments and their agencies. There
can be no assurance that the Fund will
achieve its investment objective.

Portfolio Composition
Expressed as a percentage of
total investments as of 1/31/02
40.0% Mortgage-Backed Securities
17.3  U.S. Corporate Bonds
16.3  Repurchase Agreement
13.1  U.S. Treasuries
 6.4  Asset-Backed Securities
 2.3  Foreign Government Obligations
 4.6  Other

Credit Quality
Expressed as a percentage of total
long-term investments as of 1/31/02
82.1% Aaa
 6.2  A
10.0  Baa
 1.2  Ba
 0.5  B

Five Largest Issuers
Expressed as a percentage of the Fund's
net assets as of 1/31/02
27.1%  Gov't National Mortgage Assn.
25.0  Federal National Mortgage Assn.
18.5  United State Treasuries
 4.6  Federal Home Loan Mortgage Corp.
 4.0  Merck & Co., Inc.

Holdings are subject to change.

               www.strategicpartners.com  (800) 225-1852

Cumulative Total Returns1  As of 1/31/02

                                            Six Months         One Year       Since Inception2
Class A                                       3.13%          6.82%  (6.72)    18.40%  (18.17)
Class B                                       2.88           6.30   (6.19)    17.12   (16.89)
Class C                                       2.88           6.30   (6.20)    17.11   (16.89)
Lipper Corporate Debt BBB-Rated Funds Avg.3   1.75              5.63               17.07
Lehman Brothers Gov't/Credit Bond Index4      3.09              7.76               21.44
Lehman Brothers Aggregate Bond Index5         3.20              7.56               21.43

Average Annual Total Returns1  As of 12/31/01
                              One Year         Since Inception2
Class A                     2.80% (2.70)         5.76% (5.66)
Class B                     1.56  (1.45)         5.96  (5.86)
Class C                     4.50  (4.40)         6.75  (6.65)

Distribution & Yields1    As of 1/31/02
                   Distribution Paid for Six Months   30-Day SEC Yield
Class A                        $0.44                    3.47% (3.43)
Class B                        $0.42                    3.12  (3.08)
Class C                        $0.42                    3.09  (3.05)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 4%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
For the period ended January 31, 2002,
the Fund's manager contractually agreed
to limit operating expenses of each
class of the Fund, exclusive of
distribution and service (12b-1) fees,
to 0.80% of the average daily net
assets of that class. The cumulative
and average annual total return
information shown above (without
parentheses) reflects these expense
limitations. The information in
parentheses represents the performance
of each Fund class without taking into
account these expense limitations. The
cumulative and average annual total
returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the six-
month, one-year, and since inception
periods in the Lipper Corporate Debt
BBB-Rated Funds category. Funds in the
Lipper Corporate Debt BBB-Rated Funds
Average invest at least 65% of their
assets in corporate and government debt
issues rated in the top four grades.

4 The Lehman Brothers Gov't/Credit Bond
Index is a weighted index comprising
publicly traded intermediate- and long-
term government and corporate debt with
an average maturity of 10 years.

5 The Lehman Brothers Aggregate Bond
Index is a market value-weighted index
that tracks the daily price, coupon
pay-downs, and total return performance
of fixed-rate, publicly placed, dollar-
denominated, and non-convertible
investment-grade debt issues with at
least $100 million par amount
outstanding and with at least one year
to final maturity.

Investors cannot invest directly in an index.

The returns for the Lipper Average and
Lehman Brothers Indexes would be lower
if they included the effect of sales
charges or taxes.
                                33

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Semiannual Report  January 31, 2002

BONDS PERFORM WELL AS FED CONTINUES EASING
Fixed income securities continued their
strong performance in the second half
of 2001 and the beginning of 2002 amid
a volatile year in global financial
markets. The Federal Reserve (the Fed)
continued its support of bonds during
the period as it fought recessionary
pressures by easing the federal funds
rates five times, including three times
during the fourth quarter, for a total
of 200 basis points. Most bonds gave
back some of their gains in the fourth
quarter, as expectations of imminent
economic recovery and future Fed
tightening drove interest rates higher.

During the reporting period, the Total
Return Bond Fund's Class A shares
posted a 3.13% return, outperforming
the 1.75% return of its Lipper Average
of competing funds. The Fund slightly
lagged the 3.20% return of the Lehman
Brothers Aggregate Bond Index.
Including Class A share initial sales
charges, the Fund returned 0.99%.

There were several factors behind the
portfolio's performance over the six-
month period. An above-benchmark
duration that was maintained throughout
the review period added to performance
as yields fell. In addition, a duration
overweight in short- and intermediate-
term maturities fared especially well
as yield curves steepened worldwide.

A focus on high-quality instruments
minimized risks related to defaults and
bankruptcies that tend to occur in a
weak economy; however, an underweight
position in corporate bonds hurt
performance, as hopes for an economic
recovery led credit premiums in general
to narrow. Conversely, high yield
holdings added to returns as
expectations of improved credit
fundamentals led the sector to
outperform.

Outside of the United States, exposure
to developed markets was slightly
positive, as these markets were
supported by prospects for weaker
growth than in the United States.
Emerging market exposure helped
returns, particularly when our high-
quality emphasis added value and helped
us avoid the problems plaguing
Argentina.

Strategic Partners Style Specific Funds
The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Please read the applicable prospectus
carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
   Money Market Series

*This Fund is not a direct purchase money fund and is only an exchangeable money fund.

                  SEMIANNUAL REPORT JANUARY 31, 2002

STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS                  (LOGO)

                               Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  1.5%
    47,500   Lockheed Martin Corp.                                   $    2,516,075
-------------------------------------------------------------------------------------
Apparel  1.7%
    47,000   NIKE, Inc.                                                   2,815,770
-------------------------------------------------------------------------------------
Banks  5.9%
    46,500   Bank of America Corp.                                        2,930,895
    57,500   Bank One Corp.                                               2,156,250
   134,200   MBNA Corp.                                                   4,697,000
                                                                     --------------
                                                                          9,784,145
-------------------------------------------------------------------------------------
Business Services  1.5%
   141,500   Cendant Corp.(a)                                             2,473,420
-------------------------------------------------------------------------------------
Cable Television  1.1%
    53,000   Comcast Corp.(a)                                             1,880,440
-------------------------------------------------------------------------------------
Chemicals  0.7%
    25,400   Air Products & Chemicals, Inc.                               1,174,750
-------------------------------------------------------------------------------------
Computer Software & Services  9.1%
    29,500   Electronic Data Systems Corp.                                1,846,995
   143,450   EMC Corp.(a)                                                 2,352,580
    81,000   Microsoft Corp.(a)                                           5,160,510
    87,500   Oracle Corp.(a)                                              1,510,250
    49,000   PeopleSoft, Inc.(a)                                          1,592,010
    40,500   Siebel Systems, Inc.(a)                                      1,433,295
    26,500   VERITAS Software Corp.(a)                                    1,127,575
                                                                     --------------
                                                                         15,023,215
-------------------------------------------------------------------------------------
Computers & Business Equipment  13.6%
   173,000   Brocade Communications Systems Inc.(a)                       6,297,200
   663,300   Cisco Systems, Inc.(a)                                      13,133,340
    64,300   Dell Computer Corp.(a)                                       1,767,607
   178,600   Foundry Networks, Inc.(a)                                    1,378,792
                                                                     --------------
                                                                         22,576,939

    See Notes to Financial Statements                                     37

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Cosmetics & Toiletries  1.8%
    33,500   Gillette Co.(a)                                         $    1,115,550
    23,000   Procter & Gamble Co.                                         1,878,640
                                                                     --------------
                                                                          2,994,190
-------------------------------------------------------------------------------------
Drugs & Healthcare  11.3%
    32,000   Amgen, Inc.(a)                                               1,776,000
    25,500   Baxter International, Inc.                                   1,423,665
    49,000   HCA Inc.                                                     2,082,500
    23,000   IDEC Pharmaceuticals Corp.(a)                                1,367,580
    25,500   Johnson & Johnson                                            1,466,505
    25,000   MedImmune, Inc.(a)                                           1,059,250
    69,950   Medtronic, Inc.                                              3,446,437
    55,400   Merck & Co., Inc.                                            3,278,572
    65,500   Pfizer, Inc.                                                 2,729,385
                                                                     --------------
                                                                         18,629,894
-------------------------------------------------------------------------------------
Electronic Components  4.1%
   103,500   Applied Materials, Inc.(a)                                   4,517,775
   301,100   Atmel Corp.(a)                                               2,318,470
                                                                     --------------
                                                                          6,836,245
-------------------------------------------------------------------------------------
Financial Services  9.5%
    44,500   Capital One Financial Corp.                                  2,232,565
   116,000   Citigroup Inc.                                               5,498,400
    13,500   Fannie Mae                                                   1,092,825
    12,500   Goldman Sachs Group, Inc.                                    1,087,250
    66,400   Morgan Stanley Dean Witter & Co.                             3,652,000
    23,500   USA Education, Inc.                                          2,115,000
                                                                     --------------
                                                                         15,678,040
-------------------------------------------------------------------------------------
Food & Beverages  3.0%
    38,000   General Mills, Inc.                                          1,882,900
    62,000   PepsiCo, Inc.                                                3,105,580
                                                                     --------------
                                                                          4,988,480

    38                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Hotels  0.5%
    22,500   Starwood Hotels & Resorts Worldwide, Inc.               $      770,625
-------------------------------------------------------------------------------------
Insurance  3.8%
    69,500   American International Group, Inc.                           5,153,425
    12,000   XL Capital Ltd.                                              1,057,440
                                                                     --------------
                                                                          6,210,865
-------------------------------------------------------------------------------------
Internet  1.0%
   270,200   Juniper Networks, Inc.(a)                                    1,075,464
    46,000   Amazon.com, Inc.                                               652,740
                                                                     --------------
                                                                          1,728,204
-------------------------------------------------------------------------------------
Paper  0.9%
    36,500   International Paper Co.                                      1,524,970
-------------------------------------------------------------------------------------
Pollution Control  0.7%
    39,300   Waste Management, Inc.                                       1,132,626
-------------------------------------------------------------------------------------
Restaurants  0.4%
    11,500   Tricon Global Restaurants, Inc.(a)                             641,700
-------------------------------------------------------------------------------------
Retail Trade  4.0%
    37,000   Circuit City Stores, Inc.                                    1,104,080
    60,700   Intimate Brands, Inc.                                        1,107,775
    67,500   Staples, Inc.(a)                                             1,229,850
    54,500   Wal-Mart Stores, Inc.                                        3,268,910
                                                                     --------------
                                                                          6,710,615
-------------------------------------------------------------------------------------
Semiconductors & Equipment  18.1%
    25,500   Broadcom Corp.(a)                                            1,082,985
   111,000   Intel Corp.                                                  3,889,440
   170,000   Linear Technology Corp.                                      7,032,900
   159,500   Maxim Integrated Products, Inc.(a)                           8,850,655
    70,500   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)(a)        1,196,385
    40,000   Texas Instruments, Inc.                                      1,248,400
   155,000   Xilinx, Inc.(a)                                              6,719,250
                                                                     --------------
                                                                         30,020,015

    See Notes to Financial Statements                                     39

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Scientific Instruments  0.6%
    27,000   Waters Corp.(a)                                         $      934,200
-------------------------------------------------------------------------------------
Telecommunications  1.9%
   127,500   CIENA Corp.(a)                                               1,619,250
    65,000   Nokia Oyj (ADR)                                              1,524,250
                                                                     --------------
                                                                          3,143,500
-------------------------------------------------------------------------------------
Transportation  0.9%
    27,000   FedEx Corp.(a)                                               1,445,850
                                                                     --------------
             Total long-term investments (cost $181,992,473)            161,634,773
                                                                     --------------
SHORT-TERM INVESTMENTS  3.5%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreements
$    5,771   State Street Bank & Trust Co., 0.75%, 1/31/02, due
              2/1/02, in the amount of $5,771,120 (cost
              $5,771,000; collateralized by $4,050,000 U.S.
              Treasury Bonds, 11.75%, 11/15/14, value of
              collateral including accrued interest is $5,887,023)        5,771,000
        83   State Street Bank & Trust Co., 0.25%, 1/31/02, due
              2/1/02, in the amount of $83,001 (cost $83,000;
              collateralized by $80,000 U.S. Treasury Notes,
              5.50%, 2/28/03, value of collateral including
              accrued interest is $84,947)                                   83,000
                                                                     --------------
             Total short-term investments (cost $5,854,000)               5,854,000
                                                                     --------------
             Total Investments  101.1%
              (cost $187,846,473; Note 5)                               167,488,773
             Liabilities in excess of other assets  (1.1%)               (1,868,241)
                                                                     --------------
             Net Assets  100%                                        $  165,620,532
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.
Oyj--Osaketio (Finnish Corporation).
    40                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.0%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  1.7%
       900   Boeing Co.                                              $       36,855
     1,200   General Dynamics Corp.                                         107,472
       100   Goodrich Corp.                                                   2,782
     1,000   ITT Industries, Inc.                                            53,090
    10,530   Lockheed Martin Corp.                                          557,774
     3,510   Rockwell Collins, Inc.                                          78,449
                                                                     --------------
                                                                            836,422
-------------------------------------------------------------------------------------
Agriculture
       500   Monsanto Co.                                                    16,650
-------------------------------------------------------------------------------------
Airlines  0.2%
       800   AMR Corp.(a)                                                    19,952
     1,900   Delta Air Lines, Inc.                                           60,059
     1,100   Southwest Airlines Co.                                          20,834
                                                                     --------------
                                                                            100,845
-------------------------------------------------------------------------------------
Apparel & Textiles  0.2%
     1,500   Jones Apparel Group, Inc.(a)                                    49,755
       800   Nike, Inc.-Cl. B                                                47,928
                                                                     --------------
                                                                             97,683
-------------------------------------------------------------------------------------
Automobiles & Trucks  4.4%
     3,502   ArvinMeritor, Inc.                                              84,223
    19,250   Dana Corp.                                                     281,243
    14,980   Delphi Automotive Systems Corp.                                214,064
    40,818   Ford Motor Co.                                                 624,515
    10,373   General Motors Corp.                                           530,475
       900   Lear Corp.(a)                                                   36,144
       400   PACCAR, Inc.                                                    26,500
     9,170   TRW, Inc.                                                      388,533
     2,672   Visteon Corp.                                                   35,538
                                                                     --------------
                                                                          2,221,235

    See Notes to Financial Statements                                     41

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Banking & Financial Services  15.4%
     1,000   A.G. Edwards, Inc.                                      $       42,510
       800   American Express Co.                                            28,680
     1,400   AmeriCredit Corp.(a)                                            31,220
     2,400   AmSouth Bancorp.                                                50,040
       900   Astoria Financial Corp.                                         26,109
     3,100   Bank of America Corp.                                          195,393
     2,100   Bank of New York Co., Inc.                                      86,058
    19,560   Bank One Corp.                                                 733,500
     2,000   BankNorth Group, Inc.                                           47,320
       500   BB&T Corp.                                                      17,620
       300   Bear Stearns Cos., Inc.                                         17,445
     2,300   Capital One Financial Corp.                                    115,391
     5,900   Charles Schwab Corp.                                            84,783
     1,200   Charter One Financial, Inc.                                     35,736
    22,400   Citigroup, Inc.                                              1,061,760
       800   Compass Bancshares, Inc.                                        23,144
     4,100   Countrywide Credit Industries, Inc.                            162,975
     5,000   E*Trade Group, Inc.(a)                                          44,850
     4,900   Fannie Mae                                                     396,655
       300   Federated Investors, Inc. (Class B shares)                       9,597
       400   FirstMerit Corp.                                                10,776
     1,800   FleetBoston Financial Corp.                                     60,516
       900   Freddie Mac                                                     60,408
     1,100   Golden State Bancorp, Inc.                                      31,284
     2,700   Goldman Sachs Group, Inc.                                      234,846
     2,300   GreenPoint Financial Corp.                                      98,670
     2,200   Hibernia Corp. (Class A shares)                                 39,468
     2,000   Household International, Inc.                                  102,480
       300   IndyMac Bancorp, Inc.(a)                                         7,020
     1,000   Instinet Group, Inc.(a)                                          8,560
    19,170   KeyCorp                                                        471,774
       700   Legg Mason, Inc.                                                36,652
       300   Marshall & Ilsley Corp.                                         17,736
     1,800   MBIA, Inc.                                                      96,984
     1,700   Mellon Financial Corp.                                          65,280

    42                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,200   Merrill Lynch & Co., Inc.                               $       61,176
     3,900   Morgan Stanley Dean Witter & Co.                               214,500
     2,600   National Commerce Financial Corp.                               65,936
     1,100   Northern Trust Corp.                                            64,229
     2,600   PNC Financial Services Group                                   150,150
     1,400   Regions Financial Corp.                                         43,778
     2,300   SouthTrust Corp.                                                56,672
     5,500   Stilwell Financial, Inc.                                       139,975
     1,800   SunTrust Banks, Inc.                                           110,880
     1,200   T. Rowe Price Group, Inc.                                       45,096
       800   TCF Financial Corp.                                             39,416
    14,700   U.S. Bancorp                                                   306,054
     1,000   Union Planters Corp.                                            44,760
     6,220   UnionBanCal Corp.                                              222,054
    18,310   Wachovia Corp.                                                 608,807
    21,055   Washington Mutual, Inc.                                        722,608
     4,300   Wells Fargo & Co.                                              199,477
       200   Wilmington Trust Corp.                                          12,936
                                                                     --------------
                                                                          7,661,744
-------------------------------------------------------------------------------------
Building & Construction  0.2%
     1,000   Lennar Corp.                                                    55,450
     1,700   Masco Corp.                                                     45,492
                                                                     --------------
                                                                            100,942
-------------------------------------------------------------------------------------
Business Services  0.5%
       100   Automatic Data Processing, Inc.                                  5,400
     6,900   Cendant Corp.(a)                                               120,612
     2,400   NCR Corp.(a)                                                   102,096
                                                                     --------------
                                                                            228,108
-------------------------------------------------------------------------------------
Chemicals  2.0%
     2,200   Air Products & Chemicals, Inc.                                 101,750
    20,135   Dow Chemical Co.                                               594,788
     1,000   E.I. du Pont de Nemours & Co.                                   44,170
       900   Eastman Chemical Co.                                            36,144
     1,600   PPG Industries, Inc.                                            77,744

    See Notes to Financial Statements                                     43

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,900   Praxair, Inc.                                           $      110,295
     1,300   Rohm & Haas Co.                                                 47,814
                                                                     --------------
                                                                          1,012,705
-------------------------------------------------------------------------------------
Computer Hardware & Software  4.0%
       300   Citrix Systems, Inc.(a)                                          5,169
     3,200   Compaq Computer Corp.                                           39,520
    26,100   Computer Associates International, Inc.                        899,406
     1,200   Dell Computer Corp.(a)                                          32,988
    80,200   Gateway, Inc.(a)                                               417,842
     5,900   Hewlett-Packard Co.                                            130,449
     3,200   International Business Machines Corp.                          345,248
       600   Microsoft Corp.(a)                                              38,226
       600   Siebel Systems, Inc.(a)                                         21,234
     1,600   Sun Microsystems, Inc.(a)                                       17,216
       900   VeriSign, Inc.(a)                                               27,774
                                                                     --------------
                                                                          1,975,072
-------------------------------------------------------------------------------------
Consumer Products  3.2%
     1,000   Black & Decker Corp.                                            41,160
     2,600   Colgate-Palmolive Co.                                          148,590
    11,850   Fortune Brands, Inc.                                           482,650
     4,700   Gillette Co.                                                   156,510
     1,600   Hasbro, Inc.                                                    26,400
     1,400   Kimberly-Clark Corp.                                            84,420
     4,900   Mattel, Inc.                                                    93,100
     4,600   Procter & Gamble Co.                                           375,728
       900   Unilever N.V. ADR (Netherlands)                                 50,706
     1,900   Whirlpool Corp.                                                138,130
                                                                     --------------
                                                                          1,597,394
-------------------------------------------------------------------------------------
Containers  0.8%
    21,790   Pactiv Corp.(a)                                                392,220
-------------------------------------------------------------------------------------
Diversified Industrials  1.9%
       700   Cooper Industries, Inc.                                         25,480
     3,600   Honeywell International, Inc.                                  120,996
     1,100   Johnson Controls, Inc.                                          92,466

    44                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    14,700   Tyco International Ltd. (Bermuda)                       $      516,705
     2,800   United Technologies Corp.                                      192,444
                                                                     --------------
                                                                            948,091
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.3%
     1,900   Abbott Laboratories                                            109,630
    21,300   Aetna, Inc.                                                    732,294
     3,700   American Home Products Corp.                                   239,242
       300   Amgen, Inc.(a)                                                  16,650
     4,900   Bausch & Lomb, Inc.                                            184,975
       800   Baxter International, Inc.                                      44,664
     2,400   Becton, Dickinson & Co.                                         86,928
       200   Boston Scientific Corp.(a)                                       4,494
       500   Bristol-Myers Squibb Co.                                        22,685
       800   Eli Lilly & Co.                                                 60,080
     1,200   Forest Laboratories, Inc.(a)                                    99,480
       300   Guidant Corp.(a)                                                14,415
     2,500   HCA, Inc.                                                      106,250
     2,000   Human Genome Sciences, Inc.(a)                                  56,260
     2,300   Johnson & Johnson                                              132,273
       600   Schering-Plough Corp.                                           19,428
     2,300   Tenet Healthcare Corp.(a)                                      146,717
       500   Vertex Pharmaceuticals, Inc.(a)                                  9,870
       500   WellPoint Health Networks, Inc.(a)                              63,445
                                                                     --------------
                                                                          2,149,780
-------------------------------------------------------------------------------------
Entertainment & Leisure  2.0%
     3,100   Carnival Corp.                                                  83,824
     1,300   Hilton Hotels Corp.                                             15,600
    13,700   Mandalay Resort Group(a)                                       370,585
     1,800   Marriott International, Inc. (Class A shares)                   73,404
     8,900   P & O Princess Cruises PLC ADR (United Kingdom)                202,475
    18,700   Park Place Entertainment Corp.(a)                              182,325
     1,700   Starwood Hotels & Resorts Worldwide, Inc.                       58,225
                                                                     --------------
                                                                            986,438

    See Notes to Financial Statements                                     45

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Food & Beverages  1.9%
       200   Anheuser-Busch Cos., Inc.                               $        9,454
     2,100   Coca-Cola Co.                                                   91,875
       700   Kellogg Co.                                                     21,602
    12,400   Kraft Foods, Inc. (Class A shares)                             459,544
     2,200   PepsiCo, Inc.                                                  110,198
     8,400   Sara Lee Corp.                                                 177,660
     2,900   SYSCO Corp.                                                     85,898
                                                                     --------------
                                                                            956,231
-------------------------------------------------------------------------------------
Industrial Machinery  1.0%
     1,200   Caterpillar, Inc.                                               60,336
       300   Danaher Corp.                                                   19,122
       700   Eaton Corp.                                                     51,506
     1,600   Emerson Electric Co.                                            92,704
       400   Illinois Tool Works, Inc.                                       28,552
     1,400   Ingersoll-Rand Co. (Class A shares)                             61,922
     4,310   Rockwell International Corp.                                    82,968
     1,600   W.W. Grainger, Inc.                                             86,880
                                                                     --------------
                                                                            483,990
-------------------------------------------------------------------------------------
Insurance  9.4%
     2,200   AFLAC, Inc.                                                     57,464
     2,700   Allmerica Financial Corp.                                      113,724
    34,400   Allstate Corp.                                               1,109,744
     1,300   Ambac Financial Group, Inc.                                     77,545
     1,900   American International Group, Inc.                             140,885
       200   Aon Corp.                                                        6,660
     1,800   CIGNA Corp.                                                    165,600
       100   Cincinnati Financial Corp.                                       3,850
     1,300   Hartford Financial Services Group, Inc.                         86,047
     1,300   Jefferson-Pilot Corp.                                           62,270
     7,930   Lincoln National Corp.                                         408,395
    35,690   Metropolitan Life Insurance Co.                              1,084,262
    23,000   Principal Financial Group, Inc.(a)                             585,350

    46                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       600   Protective Life Corp.                                   $       17,280
    15,350   St. Paul Companies, Inc.                                       686,145
     1,600   Torchmark Corp.                                                 60,784
     1,300   UnumProvident Corp.                                             36,790
                                                                     --------------
                                                                          4,702,795
-------------------------------------------------------------------------------------
Media & Entertainment  2.1%
     1,500   Adelphia Communications Corp. (Class A shares)(a)               38,715
     3,600   Charter Communications, Inc. (Class A shares)(a)                44,352
     6,200   Comcast Corp. (Class A shares)(a)                              219,976
     1,000   Cox Communications, Inc. (Class A shares)(a)                    37,450
     2,000   Fox Entertainment Group, Inc. (Class A shares)(a)               42,100
     2,600   Gannett Co., Inc.                                              175,370
     3,200   Gemstar-TV Guide International, Inc.(a)                         58,240
    15,300   Liberty Media Corp. (Class A shares)(a)                        198,900
       600   New York Times Co. (Class A shares)                             25,278
       100   Tribune Co.                                                      3,717
     4,700   Viacom, Inc.-Cl. B(a)                                          187,953
                                                                     --------------
                                                                          1,032,051
-------------------------------------------------------------------------------------
Metals  1.8%
     5,400   Alcan, Inc.                                                    209,844
    15,972   Alcoa, Inc.                                                    572,596
     3,030   Harsco Corp.                                                   106,687
                                                                     --------------
                                                                            889,127
-------------------------------------------------------------------------------------
Mining  0.1%
     2,100   Barrick Gold Corp. (Canada)                                     36,099
-------------------------------------------------------------------------------------
Networking  0.3%
     4,700   Cisco Systems, Inc.(a)                                          93,060
       200   Juniper Networks, Inc.(a)                                        3,064
     6,800   Lucent Technologies, Inc.(a)                                    44,472
                                                                     --------------
                                                                            140,596
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  5.5%
     1,300   Anadarko Petroleum Corp.                                        63,869
     5,200   ChevronTexaco Corp.                                            435,760

    See Notes to Financial Statements                                     47

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,900   Conoco, Inc.                                            $       53,504
     1,000   Cooper Cameron Corp.(a)                                         42,530
     5,000   El Paso Corp.                                                  189,750
    32,000   Exxon Mobil Corp.                                            1,249,600
    23,370   Occidental Petroleum Corp.                                     606,451
     1,000   Phillips Petroleum Co.                                          58,470
     1,700   The Williams Companies, Inc.                                    30,056
                                                                     --------------
                                                                          2,729,990
-------------------------------------------------------------------------------------
Paper & Forest Products  4.0%
       700   Bowater, Inc.                                                   33,558
     2,400   Georgia-Pacific Corp.                                           60,000
    17,440   International Paper Co.                                        728,643
    16,160   Plum Creek Timber Co., Inc.                                    488,032
       700   Temple-Inland, Inc.                                             38,752
    10,900   Weyerhaeuser Co.                                               635,688
       100   Willamette Industries, Inc.                                      5,545
                                                                     --------------
                                                                          1,990,218
-------------------------------------------------------------------------------------
Photography  1.8%
    32,400   Eastman Kodak Co.                                              920,160
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.7%
       500   Apartment Investment & Management Co. (Class A
              shares)                                                        21,800
     1,100   Archstone-Smith Trust                                           27,368
       100   Arden Realty, Inc.                                               2,683
       500   Avalonbay Communities, Inc.                                     22,475
       700   Boston Properties, Inc.                                         25,648
       400   CarrAmerica Realty Corp.                                        11,768
       100   Crescent Real Estate Equities Co.                                1,727
     3,000   Equity Office Properties Trust                                  86,370
       300   Equity Residential Properties Trust                              8,034
       500   General Growth Properties, Inc.                                 20,250
       300   Hospitality Properties Trust                                     8,970
       400   Host Marriott Corp.(a)                                           4,036
       300   Kimco Realty Corp.                                               9,156
       500   Liberty Property Trust                                          14,675

    48                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       900   ProLogis Trust                                          $       19,449
       400   Rouse Co.                                                       11,440
       800   Simon Property Group, Inc.                                      24,232
       200   Vornado Realty Trust                                             8,532
                                                                     --------------
                                                                            328,613
-------------------------------------------------------------------------------------
Restaurants  2.0%
     8,000   McDonald's Corp.                                               217,440
    13,900   Tricon Global Restaurants, Inc.(a)                             775,620
                                                                     --------------
                                                                            993,060
-------------------------------------------------------------------------------------
Retail  4.2%
     2,100   Abercrombie & Fitch Co. (Class A shares)(a)                     55,755
       800   Albertson's, Inc.                                               23,000
       200   Bed Bath & Beyond, Inc.(a)                                       6,916
       100   Costco Wholesale Corp.(a)                                        4,600
     2,400   Federated Department Stores, Inc.(a)                            99,888
     1,200   Home Depot, Inc.                                                60,108
    13,700   J.C. Penney Co., Inc.                                          340,719
       300   Kohl's Corp.(a)                                                 19,887
    17,850   May Department Stores Co.                                      656,880
       800   Pier 1 Imports, Inc.                                            15,112
     2,600   Safeway, Inc.(a)                                               105,170
     9,480   Sears, Roebuck & Co.                                           500,923
     2,400   Target Corp.                                                   106,584
     2,700   TJX Companies, Inc.                                            111,618
                                                                     --------------
                                                                          2,107,160
-------------------------------------------------------------------------------------
Semiconductors  0.2%
     1,000   Altera Corp.(a)                                                 25,120
       400   Applied Materials, Inc.(a)                                      17,460
       300   Intel Corp.                                                     10,512
       100   Lattice Semiconductor Corp.(a)                                   2,234
       100   Texas Instruments, Inc.                                          3,121
     1,000   Xilinx, Inc.(a)                                                 43,350
                                                                     --------------
                                                                            101,797

    See Notes to Financial Statements                                     49

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Telecommunications  8.5%
     8,150   ALLTEL Corp.                                            $      452,162
     2,300   American Tower Corp. (Class A shares)(a)                        11,868
    37,940   AT&T Corp.                                                     671,538
       700   AT&T Wireless Services, Inc.(a)                                  8,050
     8,100   BellSouth Corp.                                                324,000
       100   Crown Castle International Corp.(a)                                727
     1,459   Hughes Electronics Corp. (General Motors Corp.
              Class H shares)(a)                                             22,906
     2,900   JDS Uniphase Corp.(a)                                           20,300
    13,900   Motorola, Inc.                                                 185,009
     6,200   Qwest Communications International, Inc.                        65,100
    17,410   SBC Communications, Inc.                                       652,005
    16,870   Sprint Corp.(FON Group)                                        298,599
     4,400   Sprint Corp.(PCS Group)(a)                                      72,072
    10,500   Tellabs, Inc.(a)                                               162,330
    24,827   Verizon Communications, Inc.                                 1,150,731
       100   WorldCom, Inc. (MCI Group)                                       1,239
    15,400   WorldCom, Inc. (WorldCom Group)(a)                             154,770
                                                                     --------------
                                                                          4,253,406
-------------------------------------------------------------------------------------
Tobacco  3.7%
    36,840   Philip Morris Companies, Inc.                                1,846,052
-------------------------------------------------------------------------------------
Transportation  0.9%
     2,100   Burlington Northern Santa Fe Corp.                              59,304
     1,300   CSX Corp.                                                       52,000
     2,800   FedEx Corp.(a)                                                 149,940
       300   GATX Corp.                                                       8,700
     1,000   Norfolk Southern Corp.                                          22,550
     3,400   Teekay Shipping Corp.                                          117,606
       800   Union Pacific Corp.                                             49,640
                                                                     --------------
                                                                            459,740

    50                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Utilities  7.6%
     1,100   Ameren Corp.                                            $       47,157
     6,514   American Electric Power Co., Inc.                              271,894
     1,300   Cinergy Corp.                                                   41,990
    16,770   CMS Energy Corp.                                               382,859
       300   Constellation Energy Group, Inc.                                 8,460
     2,200   Dominion Resources, Inc.                                       129,514
    10,690   DTE Energy Co.                                                 438,290
       800   Dynegy, Inc.-Cl. A                                              19,080
     4,000   Edison International(a)                                         61,800
     8,400   Entergy Corp.                                                  345,912
     6,010   Exelon Corp.                                                   295,933
     7,008   FirstEnergy Corp.                                              260,698
     1,500   FPL Group, Inc.                                                 80,415
     4,300   PG&E Corp.(a)                                                   92,450
     1,600   Pinnacle West Capital Corp.                                     63,776
       800   Potomac Electric Power Co.                                      17,872
     3,970   PPL Corp.                                                      133,789
     2,200   Progress Energy, Inc.                                           96,140
     4,840   Public Service Enterprise Group, Inc.                          203,667
       500   Reliant Energy, Inc.                                            12,540
     7,873   SCANA Corp.                                                    212,256
     1,000   TECO Energy, Inc.                                               24,170
     8,640   TXU Corp.                                                      420,941
     3,100   Wisconsin Energy Corp.                                          70,060
     2,600   Xcel Energy, Inc.                                               69,420
                                                                     --------------
                                                                          3,801,083
-------------------------------------------------------------------------------------
Waste Management  1.5%
    25,540   Waste Management, Inc.                                         736,063
                                                                     --------------
             Total long-term investments (cost $46,605,453)              48,833,560
                                                                     --------------

    See Notes to Financial Statements                                     51

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.3%
-------------------------------------------------------------------------------------
Investment Company
 1,174,055   Seven Seas Series Government Fund
              (cost $1,174,055)                                      $    1,174,055
                                                                     --------------
             Total Investments  100.3%
              (cost $47,779,508; Note 5)                                 50,007,615
             Liabilities in excess of other assets  (0.3%)                 (164,060)
                                                                     --------------
             Net Assets  100%                                        $   49,843,555
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
N.V.--Naamloze Vennootschaep (Dutch Corporation).
PLC--Public Liability Company (British Corporation).
    52                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.9%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  1.4%
     1,900   Alliant Techsystems, Inc.(a)                            $      169,100
     3,400   DRS Technologies, Inc.(a)                                      143,480
                                                                     --------------
                                                                            312,580
-------------------------------------------------------------------------------------
Airlines  0.5%
     4,000   Atlantic Coast Airlines Holdings, Inc.(a)                      109,400
-------------------------------------------------------------------------------------
Automobiles & Auto Parts  3.9%
    11,700   Copart, Inc.(a)                                                264,420
     9,200   O'Reilly Automotive, Inc.(a)                                   304,428
     2,300   Polaris Industries, Inc.                                       130,870
     2,500   Sonic Automotive, Inc.(a)                                       71,250
     4,600   The Pep Boys - Manny, Moe & Jack                                75,670
                                                                     --------------
                                                                            846,638
-------------------------------------------------------------------------------------
Banks  3.5%
     7,900   Independence Community Bank Corp.                              205,637
     3,750   New York Community Bancorp, Inc.                               103,275
     5,850   Roslyn Bancorp, Inc.                                           116,474
     5,827   Texas Regional Bancshares, Inc. (Class A shares)               227,544
     3,600   UCBH Holdings, Inc.                                            110,880
                                                                     --------------
                                                                            763,810
-------------------------------------------------------------------------------------
Cable  1.2%
    14,200   Mediacom Communications Corp.(a)                               255,032
-------------------------------------------------------------------------------------
Commercial Services  13.0%
    30,640   Choice One Communications, Inc.(a)                              72,923
     6,720   ChoicePoint, Inc.(a)                                           353,472
     4,760   CSG Systems International, Inc.(a)                             176,644
    18,359   Daisytek International Corp.(a)                                262,534

    See Notes to Financial Statements                                     53

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     2,800   Fair, Isaac & Co., Inc.                                 $      159,908
     4,950   FTI Consulting, Inc.(a)                                        148,203
    10,277   Grubb & Ellis Co.                                               30,317
     5,200   GTECH Holdings Corp.(a)                                        264,732
     8,767   Iron Mountain, Inc.(a)                                         280,982
    16,200   Pegasus Systems, Inc.(a)                                       277,344
     6,300   Reynolds & Reynolds Co.                                        168,210
     3,800   Stericycle, Inc.(a)                                            216,600
     3,440   Tech Data Corp.(a)                                             173,789
     5,800   The InterCept Group, Inc.(a)                                   250,618
                                                                     --------------
                                                                          2,836,276
-------------------------------------------------------------------------------------
Computer Services  1.6%
     5,100   CACI International, Inc.(a)                                    185,125
     6,530   PC Connection, Inc.(a)                                          68,238
     5,400   Perot Systems Corp.(a)                                          94,500
                                                                     --------------
                                                                            347,863
-------------------------------------------------------------------------------------
Computers & Business Equipment  3.6%
     8,300   Adaptec, Inc.(a)                                               147,325
     3,380   CDW Computer Centers, Inc.(a)                                  187,184
    19,275   Enterasys Networks, Inc.(a)                                    212,411
     4,550   Kronos, Inc.(a)                                                245,700
                                                                     --------------
                                                                            792,620
-------------------------------------------------------------------------------------
Consumer Products  3.1%
     7,900   Direct Focus, Inc.(a)                                          282,109
     7,440   Falcon Products, Inc.                                           47,691
     4,060   Scotts Company (The) (Class A shares)(a)                       193,215
     5,700   Vector Group Ltd.                                              159,600
                                                                     --------------
                                                                            682,615
-------------------------------------------------------------------------------------
Drugs & Health Care  1.1%
     5,170   Abgenix, Inc.(a)                                               123,201
    10,005   Corixa Corp.(a)                                                110,555
                                                                     --------------
                                                                            233,756

    54                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Educational Services  2.2%
     5,500   Career Education Corp.(a)                               $      181,500
    11,940   Sylvan Learning Systems, Inc.(a)                               292,888
                                                                     --------------
                                                                            474,388
-------------------------------------------------------------------------------------
Electronics & Electronic Components  5.0%
     6,377   Cyberoptics Corp.(a)                                            81,944
    11,090   Electronics for Imaging, Inc.(a)                               226,901
     5,500   FLIR Systems, Inc.                                             251,130
     4,500   Itron, Inc.(a)                                                 123,975
     2,650   Photronics, Inc.(a)                                             92,194
     1,200   PLX Technology, Inc.(a)                                         20,340
     3,150   Rudolph Technologies, Inc.(a)                                  113,652
     3,280   Technitrol, Inc.                                                81,672
     6,340   Vicor Corp.(a)                                                  99,855
                                                                     --------------
                                                                          1,091,663
-------------------------------------------------------------------------------------
Energy  0.4%
     3,490   Advanced Energy Industries, Inc.(a)                             89,693
-------------------------------------------------------------------------------------
Financial Services  3.5%
     2,300   Affiliated Managers Group, Inc.(a)                             158,194
     3,575   AmeriCredit Corp.(a)                                            79,723
     1,600   Hilb, Rogal & Hamilton Co.                                      58,800
     1,500   IndyMac Bancorp, Inc.(a)                                        35,100
     9,450   Interactive Data Corp.(a)                                      146,758
     3,900   Netbank, Inc.                                                   52,260
     6,230   T. Rowe Price Group, Inc.                                      234,123
                                                                     --------------
                                                                            764,958
-------------------------------------------------------------------------------------
Food & Beverage  3.8%
     4,400   Action Performance Co., Inc.(a)                                176,660
     2,400   Constellation Brands, Inc.(a)                                  114,888
     1,500   Dean Foods Co.(a)                                               98,100
     8,550   Performance Food Group Co.(a)                                  326,610
     4,600   Smithfield Foods, Inc.(a)                                      102,120
                                                                     --------------
                                                                            818,378

    See Notes to Financial Statements                                     55

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Gaming  0.9%
     4,200   Alliance Gaming Corp.(a)                                $      143,976
     1,400   Argosy Gaming Co.(a)                                            51,772
                                                                     --------------
                                                                            195,748
-------------------------------------------------------------------------------------
Insurance  3.2%
     9,530   Brown & Brown, Inc.(a)                                         331,167
     3,900   Fidelity National Financial, Inc.                               97,149
     1,000   Markel Corp.(a)                                                192,900
    12,680   Mutual Risk Management, Ltd.                                    68,726
                                                                     --------------
                                                                            689,942
-------------------------------------------------------------------------------------
Internet  0.7%
     4,000   Overture Services, Inc.(a)                                     146,320
-------------------------------------------------------------------------------------
Media  5.9%
    42,336   Hollywood Media Corp.(a)                                       255,709
    16,440   Information Holdings, Inc.(a)                                  454,895
    31,625   On Command Corp.(a)                                            242,880
    24,095   Penton Media, Inc.(a)                                          165,774
    38,110   PRIMEDIA, Inc.(a)                                              152,440
                                                                     --------------
                                                                          1,271,698
-------------------------------------------------------------------------------------
Medical Products & Services  14.3%
     6,400   American Medical Systems Holdings, Inc.(a)                     132,352
     6,100   AmeriPath, Inc.(a)                                             182,878
     1,000   AmSurg Corp.(a)                                                 23,130
     4,900   Diagnostic Products Corp.                                      192,227
     2,400   DIANON Systems, Inc.(a)                                        138,840
     3,415   Enzon, Inc.(a)                                                 179,902
    11,900   Exelixis, Inc.(a)                                              145,775
     7,400   First Horizon Pharmaceutical Corp.(a)                          214,452
     7,000   Henry Schein, Inc.(a)                                          321,230
    10,010   Lexicon Genetics, Inc.(a)                                      114,615
     8,650   MedCath Corp.(a)                                               187,791
     4,440   Myriad Genetics, Inc.(a)                                       188,256
     1,500   NDCHealth Corp.                                                 47,595

    56                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    10,445   Novoste Corp.(a)                                        $       86,694
     4,800   Pediatrix Medical Group, Inc.(a)                               160,320
     4,200   PSS World Medical, Inc.(a)                                      42,252
     5,000   Renal Care Group, Inc.(a)                                      154,650
     9,280   STAAR Surgical Co.(a)                                           42,688
     5,500   STERIS Corp.(a)                                                101,200
     1,500   Transkaryotic Therapies, Inc.(a)                                58,275
     3,200   Varian Medical Systems, Inc.                                   126,080
     4,605   Ventana Medical Systems, Inc.(a)                               109,921
     8,235   Vertex Pharmaceuticals, Inc.(a)                                162,559
                                                                     --------------
                                                                          3,113,682
-------------------------------------------------------------------------------------
Oil & Gas  1.9%
     3,500   Evergreen Resources, Inc.(a)                                   125,895
     6,040   Newfield Exploration Co.(a)                                    193,824
     2,900   Western Gas Resources, Inc.                                     88,740
                                                                     --------------
                                                                            408,459
-------------------------------------------------------------------------------------
Oil Services  0.5%
     3,430   CARBO Ceramics, Inc.                                           121,422
-------------------------------------------------------------------------------------
Restaurants  1.7%
     7,300   CBRL Group, Inc.                                               223,380
     6,100   Ruby Tuesday, Inc.(a)                                          154,025
                                                                     --------------
                                                                            377,405
-------------------------------------------------------------------------------------
Retail  7.4%
     6,150   Chico's FAS, Inc.(a)                                           184,193
     2,900   Christopher & Banks Corp.(a)                                    94,830
    10,800   Circuit City Stores-Circuit City Group                         227,556
     5,400   Fred's, Inc.                                                   232,686
     4,400   Genesco, Inc.(a)                                               111,672
     6,800   Gymboree Corp.(a)                                               95,064
     5,540   Mettler-Toledo International, Inc.(a)                          260,934
    10,400   Regis Corp.                                                    276,016
     4,700   Tweeter Home Entertainment Group, Inc.(a)                      133,010
                                                                     --------------
                                                                          1,615,961

    See Notes to Financial Statements                                     57

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Software  8.7%
     3,535   Advent Software, Inc.(a)                                $      190,713
     6,045   Kana Software, Inc.(a)                                         110,321
    20,450   Liberate Technologies(a)                                       170,144
     3,800   National Instruments Corp.(a)                                  146,832
    25,974   Packeteer, Inc.(a)                                             180,779
     5,100   Retek, Inc.(a)                                                 123,165
     8,898   Riverstone Networks, Inc.(a)                                   151,889
     9,735   SERENA Software, Inc.(a)                                       245,906
     3,057   SPSS, Inc.(a)                                                   58,695
     2,900   THQ, Inc.(a)                                                   130,616
    10,599   Wind River Systems, Inc.(a)                                    190,994
    15,290   Witness Systems, Inc.(a)                                       195,712
                                                                     --------------
                                                                          1,895,766
-------------------------------------------------------------------------------------
Telecommunications  2.9%
    30,189   Allegiance Telecom, Inc.(a)                                    179,926
     3,600   Intermediate Telephone, Inc.(a)                                 79,884
    10,017   ITC DeltaCom(a)                                                  3,506
    22,544   LCC International, Inc.(a)                                     159,612
     4,000   Metro One Telecommunications, Inc.(a)                           97,800
     8,130   Tekelec(a)                                                     115,283
                                                                     --------------
                                                                            636,011
                                                                     --------------
             Total long-term investments (cost $20,884,739)              20,892,084
                                                                     --------------
SHORT-TERM INVESTMENT  2.8%
-------------------------------------------------------------------------------------
Mutual Fund
   608,638   Seven Seas Money Market Fund
              (cost $608,638)                                               608,638
                                                                     --------------
             Total Investments  98.7%
              (cost $21,493,377; Note 5)                                 21,500,722
             Other assets in excess of liabilities  1.3%                    291,415
                                                                     --------------
             Net Assets  100%                                        $   21,792,137
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.
    58                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.5%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace  2.0%
    12,800   AMETEK, Inc.                                            $      386,432
     6,700   DRS Technologies, Inc.                                         282,740
                                                                     --------------
                                                                            669,172
-------------------------------------------------------------------------------------
Auto Related  1.4%
     9,200   Modine Manufacturing Co.                                       233,220
    19,784   Myers Industries, Inc.                                         253,235
                                                                     --------------
                                                                            486,455
-------------------------------------------------------------------------------------
Banks and Savings & Loans  10.8%
     7,310   Associated Banc Corp.                                          253,219
     8,300   Astoria Financial Corp.                                        240,783
    29,300   BankUnited Financial Corp.(a)                                  462,061
     4,300   Commerce Bancorp, Inc.                                         175,225
     8,800   First Financial Holdings, Inc.                                 228,712
     7,200   FirstFed Financial Corp.                                       187,992
     9,000   FirstMerit Corp.                                               242,460
     7,600   Golden State Bancorp, Inc.(a)                                  216,144
     4,600   Hibernia Corp.                                                  82,524
    10,282   HUBCO, Inc.                                                    308,871
    14,700   Independent Bank Corp.                                         324,870
     6,450   New York Community Bancorp, Inc.                               177,633
     4,900   People's Bank                                                  107,506
    14,000   Susquehanna Bancshares, Inc.                                   314,300
    11,700   Webster Financial Corp.                                        389,025
                                                                     --------------
                                                                          3,711,325
-------------------------------------------------------------------------------------
Broadcasting  1.3%
    44,500   Sinclair Broadcast Group, Inc.(a)                              445,000
-------------------------------------------------------------------------------------
Business Services  4.7%
    20,500   Allied Waste Industries, Inc.(a)                               225,090
     9,200   Harte-Hanks, Inc.                                              264,500

    See Notes to Financial Statements                                     59

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    12,400   Keane, Inc.(a)                                          $      226,920
     7,700   Kelly Services, Inc. (Class A shares)                          168,784
     5,800   NDCHealth Corp.                                                184,034
    12,200   Republic Services, Inc.(a)                                     212,280
     8,300   United Stationers, Inc.(a)                                     327,186
                                                                     --------------
                                                                          1,608,794
-------------------------------------------------------------------------------------
Chemicals  4.2%
     6,100   Cambrex Corp.                                                  268,095
    11,700   H.B. Fuller Co.                                                316,836
     5,700   OM Group, Inc.                                                 381,330
     5,300   Scotts Co., Cl. A(a)                                           252,227
     5,200   Valspar Corp. (The)                                            217,932
                                                                     --------------
                                                                          1,436,420
-------------------------------------------------------------------------------------
Computers & Business Equipment
     1,450   MTS Systems Corp.                                               14,573
-------------------------------------------------------------------------------------
Construction & Mining Equipment  0.8%
     5,400   EMCOR Group, Inc.(a)                                           258,120
-------------------------------------------------------------------------------------
Diversified Industrials  3.8%
     8,200   Brady Corp. (Class A shares)                                   301,760
     5,300   Carlisle Cos., Inc.                                            189,528
    15,000   Sensient Technologies Corp.                                    291,900
     7,700   Teleflex, Inc.                                                 348,887
    11,800   Watsco, Inc.                                                   159,300
                                                                     --------------
                                                                          1,291,375
-------------------------------------------------------------------------------------
Domestic Oil  2.5%
    20,500   Pioneer Natural Resources Co.(a)                               357,110
    10,400   Swift Energy Co.(a)                                            184,600
    19,600   Xto Energy, Inc.                                               317,324
                                                                     --------------
                                                                            859,034
-------------------------------------------------------------------------------------
Drugs & Healthcare  13.6%
     6,800   Arrow International, Inc.                                      274,584
     7,700   Barr Laboratories, Inc.(a)                                     562,100

    60                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     9,750   Cooper Companies, Inc.                                  $      456,787
    22,200   Covance, Inc.(a)                                               393,162
     3,250   DENTSPLY International, Inc.                                   160,713
    13,500   Diagnostic Products Corp.                                      529,605
     9,400   Invacare Corp.                                                 318,190
    13,900   K-V Pharmaceutical Co.(a)                                      389,895
    10,200   Lincare Holdings, Inc.(a)                                      271,116
    11,000   Orthodontic Centers of America, Inc.(a)                        284,350
    11,200   Pediatrix Medical Group, Inc.(a)                               374,080
    12,100   Pharmaceutical Product Development, Inc.(a)                    392,645
    11,000   Quintiles Transnational Corp.(a)                               176,220
     5,600   Service Corp. International                                     28,560
     5,300   Stewart Enterprises, Inc.                                       32,012
                                                                     --------------
                                                                          4,644,019
-------------------------------------------------------------------------------------
Electric Utilities  2.3%
    10,500   OGE Energy Corp.                                               230,160
     9,900   PNM Resource Holdings Co.(a)                                   267,399
    11,200   WGL Holdings, Inc.                                             294,224
                                                                     --------------
                                                                            791,783
-------------------------------------------------------------------------------------
Electrical Equipment  2.6%
    12,900   Federal Signal Corp.                                           304,569
     9,700   Littelfuse, Inc.(a)                                            236,486
     6,700   Technitrol, Inc.                                               166,830
    10,300   Woodhead Industries, Inc.                                      170,980
                                                                     --------------
                                                                            878,865
-------------------------------------------------------------------------------------
Electronics  5.1%
     8,000   C&D Technologies, Inc.                                         167,200
     6,600   Electro Scientific Industries, Inc.(a)                         206,382
     8,300   Harman International Industries, Inc.                          391,926

    See Notes to Financial Statements                                     61

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    30,500   Pioneer-Standard Electronics, Inc.                      $      385,215
     9,000   Rogers Corp.(a)                                                270,900
     9,200   Varian, Inc.(a)                                                323,840
                                                                     --------------
                                                                          1,745,463
-------------------------------------------------------------------------------------
Engineering Services  0.8%
    12,850   Oceaneering International, Inc.(a)                             278,845
-------------------------------------------------------------------------------------
Financial Services  4.4%
    15,500   AmeriCredit Corp.(a)                                           345,650
    11,600   Eaton Vance Corp.                                              455,880
     7,800   Jeffries Group, Inc.                                           331,500
    10,900   Raymond James Financial, Inc.                                  365,368
                                                                     --------------
                                                                          1,498,398
-------------------------------------------------------------------------------------
Food & Beverages  1.6%
     7,900   Lancaster Colony Corp.                                         269,706
     7,200   Performance Food Group Co.(a)                                  275,040
                                                                     --------------
                                                                            544,746
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  2.2%
     8,000   Equitable Resources, Inc.                                      245,920
    11,000   National Fuel Gas Co.                                          251,900
    13,800   ONEOK, Inc.                                                    238,050
                                                                     --------------
                                                                            735,870
-------------------------------------------------------------------------------------
Homebuilders  3.1%
    13,600   D.R.Horton, Inc.                                               509,184
    26,400   Hovnanian Enterprises, Inc. (Class A shares)                   560,736
                                                                     --------------
                                                                          1,069,920
-------------------------------------------------------------------------------------
Hotels & Restaurants  2.4%
    11,400   Brinker International, Inc.(a)                                 384,864
    11,500   Marcus Corp.                                                   179,400
     6,600   Outback Steakhouse, Inc.                                       244,860
                                                                     --------------
                                                                            809,124

    62                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.9%
     6,150   Ethan Allen Interiors, Inc.                             $      245,262
     1,400   Furniture Brands International, Inc.(a)                         51,478
                                                                     --------------
                                                                            296,740
-------------------------------------------------------------------------------------
Industrial Machinery  4.4%
     9,300   ESCO Technologies, Inc.                                        299,925
     9,700   Flowserve Corp.(a)                                             240,463
     8,250   Graco, Inc.                                                    317,212
    10,800   Manitowoc Co., Inc.                                            360,180
     6,100   Robbins & Myers, Inc.                                          142,740
     8,800   Stewart & Stevenson Services, Inc.                             154,000
                                                                     --------------
                                                                          1,514,520
-------------------------------------------------------------------------------------
Insurance  5.1%
     9,000   Brown & Brown, Inc.                                            312,750
     8,900   Commerce Group, Inc.                                           307,940
    12,400   Horace Mann Educators Corp.                                    248,124
    11,700   Philadelphia Consolidated Holding Corp.(a)                     487,539
    13,500   Protective Life Corp.                                          388,800
                                                                     --------------
                                                                          1,745,153
-------------------------------------------------------------------------------------
Leisure  0.7%
    12,900   WMS Industries, Inc.(a)                                        223,041
-------------------------------------------------------------------------------------
Manufacturing  2.1%
    10,000   AptarGroup, Inc.                                               320,800
     5,700   Roper Industries, Inc.                                         284,943
     4,100   Snap-on, Inc.                                                  133,619
                                                                     --------------
                                                                            739,362
-------------------------------------------------------------------------------------
Miscellaneous  1.1%
     9,400   Global Pmts, Inc.                                              337,648
     2,100   United Defense Inds., Inc.                                      52,500
                                                                     --------------
                                                                            390,148

    See Notes to Financial Statements                                     63

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Oil Field/Equipment & Services  0.7%
    15,675   Varco International, Inc.(a)                            $      227,287
-------------------------------------------------------------------------------------
Paper & Paper Products  0.1%
     4,200   Longview Fiber Co.                                              46,200
-------------------------------------------------------------------------------------
Printing & Publishing  1.3%
    13,900   Banta Corp.                                                    441,464
-------------------------------------------------------------------------------------
Real Estate Investment Trust  1.1%
     3,000   Alexandria Real Estate Equities, Inc.                          121,350
     4,900   Liberty Property Trust                                         143,815
     4,100   SL Green Reality Corp.                                         129,765
                                                                     --------------
                                                                            394,930
-------------------------------------------------------------------------------------
Retail - Apparel  2.2%
    10,800   Fred's, Inc.                                                   465,372
     6,000   Lands' End, Inc.                                               295,080
       100   Pacific Sunwear of California, Inc.(a)                           2,298
                                                                     --------------
                                                                            762,750
-------------------------------------------------------------------------------------
Retail - Grocery  0.8%
    17,100   Ruddick Corp.                                                  265,905
-------------------------------------------------------------------------------------
Retail - Trade  1.3%
    12,300   MSC Industrial Direct, Inc.                                    246,492
       100   Tractor Supply Co.(a)                                            3,723
     9,000   United Rentals, Inc.                                           191,250
                                                                     --------------
                                                                            441,465
-------------------------------------------------------------------------------------
Software  3.1%
     8,400   Cerner Corp.(a)                                                406,560
    16,600   Progress Software Corp.                                        283,030
    19,800   Verity, Inc.(a)                                                370,854
                                                                     --------------
                                                                          1,060,444

    64                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Trucking  1.0%
    12,300   Werner Enterprises, Inc.                                $      358,053
                                                                     --------------
             Total common stocks (cost $30,054,823)                      32,684,763
                                                                     --------------
SHORT-TERM INVESTMENTS  4.2%

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Repurchase Agreement  2.6%
$      874   State Street Bank & Trust Co., 0.25%, 1/31/02
              due 2/1/02 in the amount of $874,007 (cost $874,000;
              collateralized by $840,000 U.S. Treasury Notes,
              5.50%, 2/28/03, value of collateral including
              accrued interest is $911,599)                                 874,000

Shares
-----------------------------------------------------------------------------------------
Money Market Fund  1.6%
   562,450   SSgA Money Market Fund (cost $562,450)                         562,450
                                                                     --------------
             Total short-term investments (cost $1,436,450)               1,436,450
                                                                     --------------
             Total Investments  99.7%
              (cost $31,491,273; Note 5)                                 34,121,213
             Other assets in excess of liabilities  0.3%                     90,441
                                                                     --------------
             Net Assets  100%                                        $   34,211,654
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     65

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.1%
Common Stocks
-------------------------------------------------------------------------------------
Australia  2.3%
    65,400   BHP Billiton Ltd.                                       $      370,488
-------------------------------------------------------------------------------------
Belgium  2.3%
    15,700   Fortis                                                         362,244
-------------------------------------------------------------------------------------
Finland  0.5%
     2,550   UPM-Kymmene Oyj                                                 87,178
-------------------------------------------------------------------------------------
France  11.7%
    21,400   Alcatel SA                                                     324,260
    10,820   Axa                                                            199,905
     4,750   BNP Paribas SA                                                 441,656
     5,990   Lagardere SCA                                                  230,362
     8,000   Suez SA                                                        227,285
     3,210   TotalFinaElf SA, Ser. B                                        450,187
                                                                     --------------
                                                                          1,873,655
-------------------------------------------------------------------------------------
Germany  5.3%
       700   Allianz AG                                                     157,593
     5,370   Bayerische Hypo-und Vereinsbank AG                             164,539
     6,750   E.On AG                                                        345,305
     5,800   Metro AG                                                       187,851
                                                                     --------------
                                                                            855,288
-------------------------------------------------------------------------------------
Hong Kong  1.1%
    19,000   Hutchison Whampoa, Ltd.                                        176,015
-------------------------------------------------------------------------------------
Ireland  2.1%
    15,600   Allied Irish Banks PLC                                         179,297
     9,600   CRH PLC                                                        150,504
                                                                     --------------
                                                                            329,801

    66                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  8.1%
    17,128   Alleanza Assicurazioni                                  $      168,842
    36,950   ENI SpA                                                        480,669
    25,700   Sanpaolo IMI SpA                                               248,252
    49,000   Telecom Italia SpA                                             391,059
                                                                     --------------
                                                                          1,288,822
-------------------------------------------------------------------------------------
Japan  15.2%
     1,500   Acom Co., Ltd.                                                  89,706
     7,000   Canon, Inc.                                                    229,722
        50   East Japan Railway Co.                                         216,790
    40,000   Hitachi, Ltd.                                                  250,878
    56,000   Nikko Cordial Corp.                                            196,337
    47,000   Nissan Motor Co., Ltd.                                         250,512
        16   NTT DoCoMo, Inc.                                               167,451
     2,000   Orix Corp.                                                     159,378
     6,100   Sony Corp.                                                     267,675
    36,000   Sumitomo Trust & Banking Co., Ltd.                             113,837
    19,300   Toyota Motor Corp.                                             497,756
                                                                     --------------
                                                                          2,440,042
-------------------------------------------------------------------------------------
Netherlands  16.6%
    27,000   ABN AMRO Holdings NV                                           467,923
     7,100   Akzo Nobel NV                                                  304,590
     7,537   Heineken NV                                                    290,050
    11,000   ING Groep NV                                                   275,583
    79,500   KPN NV                                                         379,863
    16,336   Philips Electronics NV                                         444,145
     6,400   Royal Dutch Petroleum Co.                                      316,271
     8,500   Wolters Kluwer NV                                              176,874
                                                                     --------------
                                                                          2,655,299
-------------------------------------------------------------------------------------
Portugal  1.3%
    27,030   Portugal Telecom, SA                                           201,293

    See Notes to Financial Statements                                     67

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Singapore  2.1%
    24,000   Oversea-Chinese Banking Corp., Ltd.                     $      168,602
    20,896   United Overseas Bank, Ltd.                                     169,556
                                                                     --------------
                                                                            338,158
-------------------------------------------------------------------------------------
Spain  3.4%
    10,400   Altadis, SA                                                    167,433
    16,200   Endesa, SA                                                     235,008
    11,322   Telefonica, SA(a)                                              135,684
                                                                     --------------
                                                                            538,125
-------------------------------------------------------------------------------------
Sweden  1.8%
    28,600   Investor AB                                                    292,999
-------------------------------------------------------------------------------------
Switzerland  6.3%
       300   Nestle AG                                                       64,977
    14,700   Novartis AG                                                    503,651
     3,180   Roche Holding AG                                               211,312
     5,100   UBS AG(a)                                                      230,896
                                                                     --------------
                                                                          1,010,836
-------------------------------------------------------------------------------------
United Kingdom  18.0%
    37,800   BAE Systems PLC                                                181,637
    48,900   BP PLC                                                         378,725
    47,640   BT Group PLC(a)                                                151,155
    26,900   Cadbury Schweppes PLC                                          162,336
    35,900   Diageo PLC                                                     418,077
    13,100   GlaxoSmithKline PLC                                            312,705
    42,600   HSBC Holdings PLC                                              477,438
    12,900   Imperial Tobacco Group PLC                                     165,907
    28,800   Kingfisher PLC                                                 160,268

    68                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
   134,440   mm02 PLC(a)                                             $      145,828
    24,800   National Grid Group PLC                                        157,374
    51,100   Tesco PLC                                                      169,536
                                                                     --------------
                                                                          2,880,986
                                                                     --------------
             Total long-term investments (cost $18,566,167)              15,701,229
                                                                     --------------
SHORT-TERM INVESTMENTS  1.8%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
United States Government Obligations
             United States Treasury Bills,
$       20   1.555%, 3/7/02                                                  19,971
       175   1.625%, 3/7/02                                                 174,732
       100   1.64%, 3/7/02                                                   99,844
                                                                     --------------
             Total short-term investments (cost $294,546)                   294,547
                                                                     --------------
             Total Investments  99.9%
              (cost $18,860,713; Note 5)                                 15,995,776
             Other assets in excess of liabilities  0.1%                     10,718
                                                                     --------------
             Net Assets  100%                                        $   16,006,494
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
NV--Naamkee Vennootachap (Dutch Corporation).
Oyj--Osakehtio (Finnish Stock Company).
PLC--Public Limited Company (British or Irish Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SCA--Societe Capital Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).
    See Notes to Financial Statements                                     69

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd. The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of January 31, 2002 was as follows:

Telecommunications.............................................   12.8%
Banks..........................................................   12.6
Financial Services.............................................   11.7
Oil & Gas Exploration & Production.............................   10.2
Pharmaceuticals................................................    6.4
Electronics....................................................    6.0
Food & Beverages...............................................    5.9
Automobiles & Trucks...........................................    4.7
Diversified Industries.........................................    3.5
Insurance......................................................    3.4
Natural Resources..............................................    2.3
Industrial Conglomerates.......................................    2.2
Retail.........................................................    2.2
Tobacco........................................................    2.1
Chemicals......................................................    1.8
U.S. Government Securities.....................................    1.8
Utilities......................................................    1.5
Office Equipment & Supplies....................................    1.4
Transportation.................................................    1.4
Waste Management...............................................    1.4
Aerospace/Defense..............................................    1.1
Publishing.....................................................    1.1
Leasing........................................................    1.0
Consumer Durable Goods.........................................    0.8
Paper & Forest Products........................................    0.6
                                                                 -----
                                                                  99.9
Other assets in excess of liabilities..........................    0.1
                                                                 -----
                                                                  100.0%
                                                                 -----
                                                                 -----

    70                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

                Principal
Moody's         Amount
Rating          (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  105.3%
Corporate Bonds  17.5%
-----------------------------------------------------------------------------------
Airlines  1.6%
                                 American Airlines
Baa1            $      500       6.978%, 4/1/11                         $       497,385
                                 United AirLines
Baa3                   500       6.071%, 3/1/13                                 456,271
B1                     300       9.21%, 1/21/17                                 237,813
                                                                        ---------------
                                                                              1,191,469
-----------------------------------------------------------------------------------
Automobiles  0.3%
                                 Ford Motor Co.,
Baa1                   250       7.45%, 7/16/31                                 233,598
-----------------------------------------------------------------------------------
Banking  0.7%
                                 United States Bancorp. M.T.N.,
                                    F.R.N.,
A1                     500       2.24%, 3/6/03(d)                               501,493
-----------------------------------------------------------------------------------
Commercial Services  0.8%
                                 Cox Enterprises, Inc., F.R.N.,
Baa1                   600       3.13%, 5/1/03(d)                               604,374
-----------------------------------------------------------------------------------
Communications  0.9%
                                 British Telecom PLC, F.R.N.,
Baa1                   700       3.165%, 12/15/03(d)                            707,560
-----------------------------------------------------------------------------------
Financial Services  5.9%
                                 Bear Stearns Cos., Inc., F.R.N.,
                                    M.T.N.,
A2                     400       2.626%, 11/30/04                               398,170
                                 Ford Motor Credit Corp.,
A3                     500       6.75%, 5/15/05                                 502,320
                                 Ford Motor Credit Corp., F.R.N.,
                                    M.T.N.,
A3                     500       2.82%, 3/8/04                                  486,953
                                 General Motors Acceptance Corp.,
                                    F.R.N., M.T.N.,
A2                     500       2.54%, 8/4/03(d)                               491,019
A2                     500       8.00%, 11/1/31                                 516,235
                                 General Motors Nova Scotia Finance
                                    Co.,
A3                   1,000       6.85%, 10/15/08                                990,430

    See Notes to Financial Statements                                     71

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)
Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Pemex Project Funding Master Trust,
Baa2            $    1,000       8.00%, 11/15/11                        $     1,003,750
                                                                        ---------------
                                                                              4,388,877
-----------------------------------------------------------------------------------
Foods  0.7%
                                 Kroger Co., F.R.N.,
Baa3                   530       2.771%, 8/16/12(d)                             530,243
-----------------------------------------------------------------------------------
Telecommunications  6.1%
                                 France Telecom SA,
Baa1                 1,100       7.75%, 3/1/11                                1,170,411
                                 Singapore Telecommunications Ltd.,
A1                   1,000       7.375%, 12/1/31                              1,038,836
                                 Sprint Capital Corp.,
Baa1                 2,000       6.00%, 1/15/07                               1,969,206
                                 TCI Communications, Inc.,
Baa2                   400       6.375%, 5/1/03                                 411,464
                                                                        ---------------
                                                                              4,589,917
-----------------------------------------------------------------------------------
Utilities-Electric & Gas  0.5%
                                 El Paso Corp., M.T.N.,
Baa2                   350       7.75%, 1/15/32                                 346,674
                                                                        ---------------
                                 Total corporate bonds                       13,094,205
                                                                        ---------------
-----------------------------------------------------------------------------------
Asset Backed Securities  9.0%
                                 Advanta Mortgage Loan Trust,
                                    Series 1999-4,
Aaa                    128       2.135%, 11/25/29                               127,950
                                 Amortizing Residential Collateral
                                    Trust,
Aaa                    177       2.02%, 9/25/30                                 177,302
                                 Bayview Financial Mortgage Loan
                                    Trust,
Aaa                    275       2.15%, 7/25/30                                 275,309
                                 Bear Stearns Adjustable Rate
                                    Mortgage Trust,
Aaa                    101       7.49%, 12/25/30(d)                             103,109

    72                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)
Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Chase Funding Mortgage Loan,
AAAPound        $      186       1.98%, 10/25/30                        $       185,806
                                 Countrywide Mortgage Backed
                                    Security,
Aaa                    752       7.50%, 4/25/27                                 774,581
AAAPound               438       7.875%, 1/25/30                                451,514
                                 First Nationwide Trust.,
AAAPound             2,000       6.25%, 2/25/29                               1,965,620
                                 GMAC Mortgage Trust,
AAAPound               371       2.60%, 9/20/04                                 370,490
                                 Impac Secured Assets Owner Trust,
AAAPound                49       2.46%, 10/25/30                                 49,441
                                 Indymac Adjustable Rate Mortgage
                                    Trust,
Aaa                    463       6.463%, 1/25/32(d)                             463,173
                                 Norwest Asset Securities Corp.,
AAAPound               481       6.75%, 10/25/28                                484,336
                                 Novastar Mortgage Funding Trust,
Aaa                    223       2.21%, 1/25/31                                 223,231
                                 PNC Mortgage Securities Corp.,
AAAPound               112       2.38%, 12/25/30                                112,584
                                 Residential Accredited Loans, Inc.,
AAAPound               263       8.00%, 6/25/30                                 264,921
                                 Salomon Brothers Mortgage
                                    Securities,
Aaa                     54       7.599%, 8/25/30                                 54,674
                                 Starwood Commercial Mortgage Trust,
Aaa                    390       6.60%, 2/3/14                                  409,197
                                 Washington Mutual Mortgage Loan
                                    Trust,
Aaa                    212       5.36%, 1/25/41                                 209,440
                                 World Financial Network Credit Card
                                    Trust, F.R.B.,
Aaa                     90       2.136%, 6/16/08                                 89,740
                                                                        ---------------
                                 Total asset backed securities                6,792,418
                                                                        ---------------
-----------------------------------------------------------------------------------
Municipals  1.7%
                                 Chicago M.B.I.A., Ser. A,
Aaa                    500       5.00%, 1/1/41(c)                               470,664

    See Notes to Financial Statements                                     73

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)
Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Denton Util. Sys. Rev., M.B.I.A.,
                                    Ser. 428,
Aaa             $      150       8.59%, 12/1/29(c)                      $       144,523
                                 Georgia St. Rd. & Twy. Auth. Rev.,
Aaa                    400       5.00%, 3/1/21(c)                               397,552
                                 Houston Ind. Sch. Dist.,
Aaa                    300       4.75%, 2/15/26(c)                              275,811
                                                                        ---------------
                                 Total municipals                             1,288,550
                                                                        ---------------
-----------------------------------------------------------------------------------
U.S. Government Agency Mortgage Backed Securities  56.8%
                                 Federal Home Loan Mortgage Corp.,
Aaa                    463       5.50%, 1/1/30(c)                               442,904
Aaa                  1,000       6.00%, TBA(a)(b)                               985,000
Aaa                  1,000       6.50%, TBA(a)(b)                             1,025,000
Aaa                  1,000       7.50%, TBA(a)(b)                             1,038,440
                                 Federal National Mortgage Assn.,
Aaa                    164       2.18%, 10/18/30(c)                             165,004
Aaa                    444       5.154%, 5/01/36(c)                             451,856
Aaa                  4,000       5.50%, TBA(a)(b)                             3,950,000
Aaa                    699       5.937%, 12/1/31(c)                             695,954
Aaa                  4,000       6.00%, TBA(a)(b)                             4,026,240
Aaa                  1,500       6.00%, TBA(a)(b)                             1,475,625
Aaa                    519       6.50%, 6/1/31(c)                               483,967
Aaa                  3,000       7.00%, 7/15/05(c)                            3,254,070
Aaa                  1,000       7.50%, TBA(a)(b)                             1,048,750
Aaa                  3,100       7.50%, TBA(a)(b)                             3,217,211
                                 Government National Mortgage Assn.,
Aaa                    189       2.191%, 10/16/30(c)                            188,527
Aaa                    138       2.332%, 9/20/30(c)                             138,490
Aaa                  2,000       5.50%, TBA(a)(b)                             1,904,375
Aaa                    965       7.00%, 9/20/31(c)                              988,782
Aaa                 13,000       7.00%, TBA(a)(b)                            13,361,530
Aaa                    425       7.50%, 11/15/29 - 12/15/29(c)                  438,440
Aaa                    172       8.00%, 8/20/31(c)                              181,182
Aaa                    400       8.00%, TBA(a)(b)                               420,125
Aaa                  2,600       8.50%, 11/15/29 - 12/15/30(c)                2,772,210
                                                                        ---------------
                                 Total U.S. government agency
                                    mortgage backed securities               42,653,682
                                                                        ---------------

    74                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)
Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
U.S. Government Securities  18.5%
                                 United States Treasury Bonds,
Aaa             $    1,000       Zero Coupon, 5/15/18 (strip)(c)        $       383,070
Aaa                  4,900       Zero Coupon, 2/15/19 (strip)(c)              1,794,037
Aaa                    750       6.25%, 8/15/23(c)                              801,683
Aaa                  1,500       12.00%, 8/15/13(c)                           2,089,920
                                 United States Treasury Notes,
Aaa                  2,240       3.375%, 1/15/07(c)                           2,271,008
Aaa                  1,000       5.75%, 11/15/05(c)                           1,055,940
Aaa                  1,757       3.625%, 1/15/08(c)                           1,793,816
Aaa                  1,400       7.00%, 7/15/06(c)                            1,548,092
Aaa                  2,000       6.50%, 10/15/06(c)                           2,174,060
                                                                        ---------------
                                 Total U.S. government securities            13,911,626
                                                                        ---------------
FOREIGN GOVERNMENT OBLIGATIONS  1.8%
                                 Brazilian Government Bonds,
B1                     180       3.188%, 4/15/06                                159,894
B1                     300       11.00%, 8/17/40                                231,000
                                 German Government Bonds,
Aaa                    300       6.25%, 1/4/30                                  296,116
                                 Panama Government Bonds,
Ba1                    300       8.25%, 4/22/08                                 298,500
Ba1                    400       8.875%, 9/30/27                                374,000
                                                                        ---------------
                                 Total foreign government obligations         1,359,510
                                                                        ---------------
                                 Total long-term investments
                                    (cost $78,440,529)                       79,099,991
                                                                        ---------------
SHORT-TERM INVESTMENTS  36.4%
-----------------------------------------------------------------------------------
Commercial Paper  4.6%
                                 Merck & Co. Inc.,
P-1                  3,000       1.85%, 2/22/02(c)                            2,992,068
                                 Williams Companies, Inc.,
P-2                    500       3.48%, 4/17/02(c)                              496,375
                                                                        ---------------
                                 Total commercial paper                       3,488,443
                                                                        ---------------

    See Notes to Financial Statements                                     75

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)
Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
Corporate Bonds  7.1%
-----------------------------------------------------------------------------------
Aerospace/Defense  0.7%
                                 Raytheon Co., F.R.N.,
Baa3            $      500       2.711%, 3/1/02(c)                      $       500,047
-----------------------------------------------------------------------------------
Automobiles  0.5%
                                 DaimlerChrysler, F.R.N.,
A3                     400       7.125%, 3/1/02(c)                              401,000
-----------------------------------------------------------------------------------
Banks  1.1%
                                 Abbey National PLC,
P-1                    800       1.85%, 3/28/02(c)                              797,664
-----------------------------------------------------------------------------------
Communications  0.5%
                                 Dominion Resources, Inc. F.R.N.,
Baa1                   400       2.52%, 9/16/02(c)                              400,512
-----------------------------------------------------------------------------------
Financial Services  0.9%
                                 Ford Credit Canada, LTD., F.R.N.,
A3                     500       2.03%, 12/16/02(c)                             494,715
                                 Heller Financial, Inc., M.T.N.,
Aaa                    200       6.50%, 7/22/02(d)                              203,894
                                                                        ---------------
                                                                                698,609
-----------------------------------------------------------------------------------
Oil Services  1.3%
                                 Conoco, Inc., F.R.N.,
Baa1                 1,000       2.596%, 10/15/02(d)                          1,001,643
-----------------------------------------------------------------------------------
Telecommunications  0.4%
P-2                              American Telephone & Telegraph Co.,
                       300       3.075%, 8/6/02(d)                              299,731
-----------------------------------------------------------------------------------
Utilities-Electric & Gas  1.7%
                                 American Electric Power Co.,
P-2                    500       4.26%, 2/13/02(c)                              499,266
                                 Carolina Power & Light Co., F.R.N.,
Baa1                   300       2.33%, 7/29/02(c)                              299,373

    76                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)
Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Public Service Enterprise Group,
                                    Inc., F.R.N.,
Baa2            $      300       3.025%, 5/21/02(c)                     $       299,373
                                 Southern California Edison Co.,
                                    F.R.N.,
Caa2                   200       4.43%, 5/1/02                                  192,000
                                                                        ---------------
                                                                              1,290,012
                                                                        ---------------
                                 Total corporate bonds                        5,389,218
                                                                        ---------------
-----------------------------------------------------------------------------------
Foreign Government Bonds  1.5%
                                 German Government Bonds,
Aaa                  1,253       4.75%, 12/13/02                              1,090,070
-----------------------------------------------------------------------------------
U.S. Government Securities  0.1%
                                 United States Treasury Bills,
Aaa                     25       1.565%, 2/7/02(c)                               24,983
Aaa                     40       1.61%, 2/7/02(c)                                39,987
                                                                        ---------------
                                 Total U.S. government securities                64,970
                                                                        ---------------

---------------------------------------------------------------------------------------------
Repurchase Agreement  23.1%
                               State Street Bank & Trust Co.,
                                  0.75%, dated 1/31/02, due 2/1/02 in
                                  the amount of $17,331,361 (cost
                                  $17,331,000 collateralized by
                                  $13,840,000 U.S. Treasury Notes,
                                  11.75%, 2/15/10, value of
                                  collateral including accrued
                                  interest is $17,680,600)                   17,331,000
                  17,331
                                                                        ---------------
                               Total short-term investments
                                  (cost $27,416,379)                         27,363,701
                                                                        ---------------

              Contracts
---------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED  0.2%
                               United States Treasury Notes
                                  expiring 2/1/02 @ $93.83
                                  (cost $223,250)                               171,920
                   1,600
                                                                        ---------------
                               Total Investments  141.9%
                                  (cost US $106,080,158; Note 4)            106,635,612
                               Liabilities in excess of other
                                  assets  (41.9%)                           (31,497,810)
                                                                        ---------------
                               Net Assets  100%                         $    75,137,802
                                                                        ---------------
                                                                        ---------------

    See Notes to Financial Statements                                     77

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)
Cont'd.
Pound Standard & Poor's Rating.
(a) Non-income producing security.
(b) TBA - Securities purchased on a forward commitment basis.
(c) All or a portion of security segregated as collateral for TBA.
(d) All or partial amount of security is segregated as initial margin for financial futures transactions.
F.R.B.--Floating Rate Bond.
F.R.N.--Floating Rate Note.
M.B.I.A.--Municipal Bond Association Insurance.
M.T.N.--Medium-Term Notes.
PLC--Public Limited Company.
SA--Societe Anonyme.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    78                                     See Notes to Financial Statements

                       This page intentionally left blank

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $187,846,473)                           $167,488,773
Cash                                                                       6,400
Receivable for investments sold                                        1,779,681
Receivable for Fund shares sold                                          372,203
Dividends and interest receivable                                         66,920
Deferred expenses and other assets                                         1,032
                                                                 ------------------
      Total assets                                                   169,715,009
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                      3,080,668
Payable for Fund shares repurchased                                      475,267
Accrued expenses                                                         314,937
Distribution fee payable                                                 123,641
Management fee payable                                                    99,964
                                                                 ------------------
      Total liabilities                                                4,094,477
                                                                 ------------------
NET ASSETS                                                          $165,620,532
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     21,218
   Paid-in capital, in excess of par                                 237,067,136
                                                                 ------------------
                                                                     237,088,354
   Net investment loss                                                (1,089,112)
   Accumulated net realized loss on investments                      (50,021,010)
   Net unrealized depreciation on investments                        (20,357,700)
                                                                 ------------------
Net assets, January 31, 2002                                        $165,620,532
                                                                 ------------------
                                                                 ------------------

    80                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $    29,745,529
   Shares of beneficial interest issued and outstanding                   3,758,010
   Net asset value and redemption price per share                             $7.92
   Maximum sales charge (5% of offering price)                                  .42
                                                                 ------------------
   Maximum offering price to public                                           $8.34
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    52,568,575
   Shares of beneficial interest issued and outstanding                   6,755,129
   Net asset value, offering price and redemption price per
      share                                                                   $7.78
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $    83,306,428
   Shares of beneficial interest issued and outstanding                  10,705,075
   Net asset value and redemption price per share                             $7.78
   Sales charge (1% of offering price)                                          .08
                                                                 ------------------
   Offering price to public                                                   $7.86
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     81

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $47,779,508)                            $ 50,007,615
Receivable for Fund shares sold                                          225,847
Receivable for investments sold                                          184,295
Dividends and interest receivable                                         57,400
Other assets                                                                 280
                                                                 ------------------
      Total assets                                                    50,475,437
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        384,464
Accrued expenses                                                         102,110
Payable for Fund shares repurchased                                       84,445
Distribution fee payable                                                  36,185
Management fee payable                                                    24,678
                                                                 ------------------
      Total liabilities                                                  631,882
                                                                 ------------------
NET ASSETS                                                          $ 49,843,555
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      4,830
   Paid-in capital, in excess of par                                  48,300,657
                                                                 ------------------
                                                                      48,305,487
   Undistributed net investment income                                    33,478
   Accumulated net realized loss on investments                         (723,517)
   Net unrealized appreciation on investments                          2,228,107
                                                                 ------------------
Net assets, January 31, 2002                                        $ 49,843,555
                                                                 ------------------
                                                                 ------------------

    82                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  9,487,393
   Shares of beneficial interest issued and outstanding                  912,735
   Net asset value and redemption price per share                         $10.39
   Maximum sales charge (5% of offering price)                               .55
                                                                 ------------------
   Maximum offering price to public                                       $10.94
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 21,567,051
   Shares of beneficial interest issued and outstanding                2,093,539
   Net asset value, offering price and redemption price per
      share                                                               $10.30
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 18,789,111
   Shares of beneficial interest issued and outstanding                1,823,854
   Net asset value and redemption price per share                         $10.30
   Sales charge (1% of offering price)                                       .10
                                                                 ------------------
   Offering price to public                                               $10.40
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     83

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $21,493,377)                            $ 21,500,722
Receivable for investments sold                                          430,261
Receivable for Fund shares sold                                          113,479
Due from manager                                                          57,552
Dividends and interest receivable                                          3,879
Deferred expenses and other asset                                            127
                                                                 ------------------
      Total assets                                                    22,106,020
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        140,491
Accrued expenses and other liabilities                                    89,445
Payable for Fund shares repurchased                                       56,428
Distribution fee payable                                                  14,786
Management fee payable                                                    12,733
                                                                 ------------------
      Total liabilities                                                  313,883
                                                                 ------------------
NET ASSETS                                                          $ 21,792,137
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,569
   Paid-in capital, in excess of par                                  26,420,410
                                                                 ------------------
                                                                      26,422,979
   Net Investment loss                                                  (215,336)
   Accumulated net realized loss on investments                       (4,422,851)
   Net unrealized appreciation on investments                              7,345
                                                                 ------------------
Net assets, January 31, 2002                                        $ 21,792,137
                                                                 ------------------
                                                                 ------------------

    84                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  5,386,473
   Shares of beneficial interest issued and outstanding                  625,948
   Net asset value and redemption price per share                          $8.61
   Maximum sales charge (5% of offering price)                               .45
                                                                 ------------------
   Maximum offering price to public                                        $9.06
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  8,847,299
   Shares of beneficial interest issued and outstanding                1,047,618
   Net asset value, offering price and redemption price per
      share                                                                $8.45
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  7,558,365
   Shares of beneficial interest issued and outstanding                  894,988
   Net asset value and redemption price per share                          $8.45
   Sales charge (1% of offering price)                                       .09
                                                                 ------------------
   Offering price to public                                                $8.54
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     85

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $31,491,273)                            $ 34,121,213
Cash                                                                         230
Receivable for Fund shares sold                                          205,131
Receivable for investments sold                                           85,378
Dividends and interest receivable                                         26,346
Other assets                                                                 168
                                                                 ------------------
      Total assets                                                    34,438,466
                                                                 ------------------
LIABILITIES
Accrued expenses and other liabilities                                    82,099
Payable for Fund shares repurchased                                       76,491
Distribution fee payable                                                  23,099
Payable for investments purchased                                         22,619
Management fee payable                                                    22,504
                                                                 ------------------
      Total liabilities                                                  226,812
                                                                 ------------------
NET ASSETS                                                          $ 34,211,654
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,693
   Paid-in capital, in excess of par                                  30,024,592
                                                                 ------------------
                                                                      30,027,285
   Net investment loss                                                  (164,681)
   Accumulated net realized gain on investments                        1,719,110
   Net unrealized appreciation on investments                          2,629,940
                                                                 ------------------
Net assets, January 31, 2002                                        $ 34,211,654
                                                                 ------------------
                                                                 ------------------

    86                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  8,868,168
   Shares of beneficial interest issued and outstanding                  688,623
   Net asset value and redemption price per share                         $12.88
   Maximum sales charge (5% of offering price)                               .68
                                                                 ------------------
   Maximum offering price to public                                       $13.56
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 14,788,518
   Shares of beneficial interest issued and outstanding                1,169,490
   Net asset value, offering price and redemption price per
      share                                                               $12.65
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 10,554,968
   Shares of beneficial interest issued and outstanding                  834,698
   Net asset value and redemption price per share                         $12.65
   Sales charge (1% of offering price)                                       .13
                                                                 ------------------
   Offering price to public                                               $12.78
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     87

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $18,860,713)                            $ 15,995,776
Foreign currency, at value (cost $64,326)                                 63,554
Cash                                                                       3,857
Receivable for investments sold                                          141,096
Receivable for Fund shares sold                                           21,954
Receivable for foreign tax reclaim                                        15,937
Due from manager                                                          14,997
Dividends and interest receivable                                          6,516
Deferred expenses and other assets                                           108
                                                                 ------------------
      Total assets                                                    16,263,795
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        103,318
Accrued expenses and other liabilities                                    97,783
Payable for Fund shares repurchased                                       43,844
Distribution fee payable                                                  11,666
Withholding tax payable                                                      690
                                                                 ------------------
      Total liabilities                                                  257,301
                                                                 ------------------
NET ASSETS                                                          $ 16,006,494
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,388
   Paid-in capital, in excess of par                                  23,350,930
                                                                 ------------------
                                                                      23,353,318
   Accumulated net investment loss                                      (180,826)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (4,299,895)
   Net unrealized depreciation on investment
      and foreign currencies                                          (2,866,103)
                                                                 ------------------
Net assets, January 31, 2002                                        $ 16,006,494
                                                                 ------------------
                                                                 ------------------

    88                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  3,684,819
   Shares of beneficial interest issued and outstanding                  542,658
   Net asset value and redemption price per share                          $6.79
   Maximum sales charge (5% of offering price)                               .36
                                                                 ------------------
   Maximum offering price to public                                        $7.15
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  5,713,099
   Shares of beneficial interest issued and outstanding                  855,474
   Net asset value, offering price and redemption price per
      share                                                                $6.68
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  6,608,576
   Shares of beneficial interest issued and outstanding                  989,556
   Net asset value and redemption price per share                          $6.68
   Sales charge (1% of offering price)                                       .07
                                                                 ------------------
   Offering price to public                                                $6.75
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     89

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $106,080,158)                           $106,635,612
Foreign currency at value (cost $31,560)                                  30,430
Cash                                                                         605
Interest receivable                                                      480,016
Receivable for Fund shares sold                                          438,704
Receivable for investments sold                                          300,226
Other assets                                                              87,581
                                                                 ------------------
      Total assets                                                   107,973,174
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                     32,191,306
Payable for Fund shares reacquired                                       417,556
Unrealized depreciation on swaps                                          60,908
Dividends payable                                                         56,383
Distribution fee payable                                                  39,778
Management fee payable                                                    28,494
Due to Broker-variation margin                                            26,125
Accrued expenses and other liabilities                                    14,822
                                                                 ------------------
      Total liabilities                                               32,835,372
                                                                 ------------------
NET ASSETS                                                          $ 75,137,802
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      7,296
   Paid-in capital, in excess of par                                  74,804,483
                                                                 ------------------
                                                                      74,811,779
   Distribution in excess of net investment income                       (22,037)
   Accumulated net realized loss on investments and foreign
      currency transactions                                             (120,999)
   Net unrealized appreciation on investment and foreign
      currencies                                                         469,059
                                                                 ------------------
Net assets, January 31, 2002                                        $ 75,137,802
                                                                 ------------------
                                                                 ------------------

    90                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $ 17,502,240
   Shares of beneficial interest issued and outstanding                1,699,886
   Net asset value and redemption price per share                         $10.30
   Maximum sales charge (4% of offering price)                               .43
                                                                 ------------------
   Maximum offering price to public                                       $10.73
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 35,742,755
   Shares of beneficial interest issued and outstanding                3,470,667
   Net asset value, offering price and redemption price per
      share                                                               $10.30
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 21,892,807
   Shares of beneficial interest issued and outstanding                2,125,755
   Net asset value and redemption price per share                         $10.30
   Sales charge (1% of offering price)                                       .11
                                                                 ------------------
   Offering price to public                                               $10.41
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     91

Strategic Partners Style Specific Funds
             Statement of Operations Six Months Ended January 31, 2002
(Unaudited)

                                                                 Strategic Partners
                                                                 ------------------
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Interest                                                         $     39,593
   Dividends                                                             597,252
   Less: Foreign withholding taxes                                          (249)
                                                                 ------------------
      Total income                                                       636,596
                                                                 ------------------
Expenses
   Management fee                                                        586,000
   Distribution fee--Class A                                              36,852
   Distribution fee--Class B                                             263,288
   Distribution fee--Class C                                             426,448
   Transfer agent's fees and expenses                                    138,000
   Reports to shareholders                                                91,000
   Custodian's fees and expenses                                          68,000
   Legal fees and expenses                                                50,000
   Registration fees                                                      42,000
   Trustees' fees                                                         10,000
   Audit fee                                                               8,000
   Miscellaneous                                                           6,120
                                                                 ------------------
      Total expenses                                                   1,725,708
   Less: Expense subsidy                                                      --
                                                                 ------------------
       Net expenses                                                    1,725,708
                                                                 ------------------
Net investment income (loss)                                          (1,089,112)
                                                                 ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (21,866,689)
   Foreign currency transactions                                              --
   Futures                                                                    --
   Swaps                                                                      --
                                                                 ------------------
                                                                     (21,866,689)
                                                                 ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         9,917,588
   Foreign currencies                                                         --
   Futures                                                                    --
   Swaps                                                                      --
                                                                 ------------------
                                                                       9,917,588
                                                                 ------------------
Net gain (loss)                                                      (11,949,101)
                                                                 ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                          $(13,038,213)
                                                                 ------------------
                                                                 ------------------

    92                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Operations Six Months Ended January 31, 2002 (Unaudited) Cont'd.

                                  Strategic Partners
---------------------------------------------------------------------------------------------
    Large              Small              Small
Capitalization     Capitalization     Capitalization     International     Total Return
  Value Fund        Growth Fund         Value Fund        Equity Fund       Bond Fund
---------------------------------------------------------------------------------------------
 $      13,791      $      10,426       $   25,449        $      3,656      $ 1,568,567
       550,984             20,523          201,651              87,518               --
          (410)                --               --             (10,621)              --
--------------     --------------     --------------     -------------     ------------
       564,365             30,949          227,100              80,553        1,568,567
--------------     --------------     --------------     -------------     ------------
       168,735             71,548          109,464              69,549          168,210
        11,863              6,493           10,079               5,169           20,944
       105,118             41,025           68,219              30,805          119,494
        88,483             35,217           47,843              35,457           69,988
        35,000             25,000           30,000              19,000           41,000
        29,000             12,000           10,000              16,000            8,000
        81,000             72,000           73,000              86,000           32,000
         6,000              5,000            5,000               8,000            8,000
        24,000             16,000           24,000              21,000           11,000
         7,000              5,000            7,000               5,000            7,000
         8,000              8,000            8,000              12,000            8,000
           869              1,186              480                 960              955
--------------     --------------     --------------     -------------     ------------
       565,068            298,469          393,085             308,940          494,591
       (34,181)           (52,184)          (1,304)            (85,368)         (15,013)
--------------     --------------     --------------     -------------     ------------
       530,887            246,285          391,781             223,572          479,578
--------------     --------------     --------------     -------------     ------------
        33,478           (215,336)        (164,681)           (143,019)       1,088,989
--------------     --------------     --------------     -------------     ------------
      (407,416)        (2,384,166)       2,322,721          (3,239,528)       1,195,060
            --                 --               --             (27,561)        (186,389)
            --                 --               --                  --              280
            --                 --               --                  --          (11,875)
--------------     --------------     --------------     -------------     ------------
      (407,416)        (2,384,166)       2,322,721          (3,267,089)         997,076
--------------     --------------     --------------     -------------     ------------
    (2,076,244)           708,016         (776,018)            800,057         (344,092)
            --                 --               --                (993)            (497)
            --                 --               --                  --           19,281
            --                 --               --                  --          (60,908)
--------------     --------------     --------------     -------------     ------------
    (2,076,244)           708,016         (776,018)            799,064         (386,216)
--------------     --------------     --------------     -------------     ------------
    (2,483,660)        (1,676,150)       1,546,703          (2,468,025)         610,860
--------------     --------------     --------------     -------------     ------------
 $  (2,450,182)     $  (1,891,486)      $1,382,022        $ (2,611,044)     $ 1,699,849
--------------     --------------     --------------     -------------     ------------
--------------     --------------     --------------     -------------     ------------

    See Notes to Financial Statements                                     93

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited)

                                                         Strategic Partners
                                                  Large Capitalization Growth Fund
                                                 ----------------------------------
                                                    Six Months            Year
                                                      Ended               Ended
                                                 January 31, 2002     July 31, 2001
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)                    $ (1,089,112)      $  (3,017,616)
   Net realized gain (loss) on investment and
      foreign currency transactions                 (21,866,689)        (20,743,039)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign
      currencies                                      9,917,588         (88,565,197)
                                                 ----------------     -------------
   Net increase (decrease) in net assets
      resulting
      from operations                               (13,038,213)       (112,325,852)
                                                 ----------------     -------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                   --                  --
   Class B                                                   --                  --
   Class C                                                   --                  --
                                                 ----------------     -------------
      Total dividends from net investment
      income                                                 --                  --
                                                 ----------------     -------------
   Distributions in excess of net investment
      income
   Class A                                                   --                  --
   Class B                                                   --                  --
   Class C                                                   --                  --
                                                 ----------------     -------------
      Total distributions in excess of net
      investment income                                      --                  --
                                                 ----------------     -------------
   Distributions from net realized capital
      gains
   Class A                                                   --                  --
   Class B                                                   --                  --
   Class C                                                   --
                                                 ----------------     -------------
      Total distributions from net realized
      capital gains                                          --                  --
                                                 ----------------     -------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                     12,535,178         104,160,689
   Net asset value of shares to shareholders
      issued
      in reinvestment of dividends and
      distributions                                          --                  --
   Cost of shares reacquired                        (24,523,341)        (60,421,078)
                                                 ----------------     -------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (11,988,163)         43,739,611
                                                 ----------------     -------------
      Total increase (decrease)                     (25,026,376)        (68,586,241)
NET ASSETS
Beginning of period                                 190,646,908         259,233,149
                                                 ----------------     -------------
End of period                                      $165,620,532       $ 190,646,908
                                                 ----------------     -------------
                                                 ----------------     -------------

    94                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited) Cont'd.

        Strategic Partners                      Strategic Partners
 Large Capitalization Value Fund         Small Capitalization Growth Fund
----------------------------------     -------------------------------------
   Six Months            Year             Six Months              Year
     Ended               Ended              Ended                Ended
January 31, 2002     July 31, 2001     January 31, 2002      July 31, 2001
----------------------------------------------------------------------------------
  $     33,478        $     51,205       $   (215,336)        $   (519,582)
      (407,416)            894,762         (2,384,166)          (2,025,178)
    (2,076,244)          5,665,604            708,016           (2,196,739)
----------------     -------------     ----------------     ----------------
    (2,450,182)          6,611,571         (1,891,486)          (4,741,499)
----------------     -------------     ----------------     ----------------
            --             (62,463)                                     --
            --                  --                 --                   --
            --                  --                 --                   --
----------------     -------------     ----------------     ----------------
            --             (62,463)                --                   --
----------------     -------------     ----------------     ----------------
            --                  --                 --                   --
            --             (31,341)                --                   --
            --             (30,018)                --                   --
----------------     -------------     ----------------     ----------------
            --             (61,359)                --                   --
----------------     -------------     ----------------     ----------------
      (103,149)            (39,450)                --             (386,775)
      (232,014)            (94,023)                --             (769,759)
      (191,762)            (90,053)                --             (656,718)
----------------     -------------     ----------------     ----------------
      (526,925)           (223,526)                --           (1,813,252)
----------------     -------------     ----------------     ----------------
     7,579,646          23,144,306          3,082,794           11,707,280
       506,164             330,184                 --            1,753,959
    (5,290,390)         (9,138,872)        (2,256,773)          (4,963,258)
----------------     -------------     ----------------     ----------------
     2,795,420          14,335,618            826,021            8,497,981
----------------     -------------     ----------------     ----------------
      (181,687)         20,599,841         (1,065,465)           1,943,230
    50,025,242          29,425,401         22,857,602           20,914,372
----------------     -------------     ----------------     ----------------
  $ 49,843,555        $ 50,025,242       $ 21,792,137         $ 22,857,602
----------------     -------------     ----------------     ----------------
----------------     -------------     ----------------     ----------------

    See Notes to Financial Statements                                     95

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited)

                                                         Strategic Partners
                                                  Small Capitalization Value Fund
                                                 ----------------------------------
                                                    Six Months            Year
                                                      Ended               Ended
                                                 January 31, 2002     July 31, 2001
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)                    $   (164,681)       $   (145,525)
   Net realized gain (loss) on investment and
      foreign currency transactions                   2,322,721           1,687,787
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                               (776,018)          2,593,699
                                                 ----------------     -------------
   Net increase (decrease) in net assets
      resulting from operations                       1,382,022           4,135,961
                                                 ----------------     -------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                   --                  --
   Class B                                                   --                  --
   Class C                                                   --                  --
                                                 ----------------     -------------
      Total dividends from net investment
      income                                                 --                  --
                                                 ----------------     -------------
   Distributions in excess of net investment
      income
   Class A                                                   --                  --
   Class B                                                   --                  --
   Class C                                                   --                  --
                                                 ----------------     -------------
      Total distributions in excess of net
      investment income                                      --                  --
                                                 ----------------     -------------
   Distributions from net realized capital
      gains
   Class A                                             (527,935)           (143,029)
   Class B                                             (930,855)           (224,678)
   Class C                                             (644,804)           (174,050)
                                                 ----------------     -------------
      Total distributions from net realized
      capital gains                                  (2,103,594)           (541,757)
                                                 ----------------     -------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                      6,431,132          18,405,658
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   2,013,945             515,443
   Cost of shares reacquired                         (3,372,613)         (6,250,499)
                                                 ----------------     -------------
   Net increase in net assets from Fund share
      transactions                                    5,072,464          12,670,602
                                                 ----------------     -------------
      Total increase (decrease)                       4,350,892          16,264,806
NET ASSETS
Beginning of period                                  29,860,762          13,595,956
                                                 ----------------     -------------
End of period                                      $ 34,211,654        $ 29,860,762
                                                 ----------------     -------------
                                                 ----------------     -------------

    96                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited) Cont'd.

        Strategic Partners                      Strategic Partners
    International Equity Fund                 Total Return Bond Fund
----------------------------------     -------------------------------------
   Six Months            Year             Six Months              Year
     Ended               Ended              Ended                Ended
January 31, 2002     July 31, 2001     January 31, 2002      July 31, 2001
----------------------------------------------------------------------------------
  $   (143,019)       $   (145,514)      $  1,088,989         $  1,658,006
    (3,267,089)           (992,544)           997,076              978,699
       799,064          (3,676,770)          (386,216)             729,450
----------------     -------------     ----------------     ----------------
    (2,611,044)         (4,814,828)         1,699,849            3,366,155
----------------     -------------     ----------------     ----------------
            --                  --           (302,759)            (541,218)
            --                  --           (495,904)            (754,775)
            --                  --           (290,326)            (362,013)
----------------     -------------     ----------------     ----------------
            --                  --         (1,088,989)          (1,658,006)
----------------     -------------     ----------------     ----------------
            --                  --                 --                   --
            --                  --                 --                   --
            --                  --                 --                   --
----------------     -------------     ----------------     ----------------
            --                  --                 --                   --
----------------     -------------     ----------------     ----------------
            --                  --           (412,148)             (77,787)
            --                  --           (826,845)            (144,106)
            --                  --           (500,825)             (61,676)
----------------     -------------     ----------------     ----------------
            --                  --         (1,739,818)            (283,569)
----------------     -------------     ----------------     ----------------
     2,318,196           9,848,719         27,723,318           40,952,721
            --                  --          2,511,080            1,691,762
    (2,622,258)         (6,775,550)        (8,607,772)         (14,891,363)
----------------     -------------     ----------------     ----------------
      (304,062)          3,073,169         21,626,626           27,753,120
----------------     -------------     ----------------     ----------------
    (2,915,106)         (1,741,659)        20,497,668           29,177,700
    18,921,600          20,663,259         54,640,134           25,462,434
----------------     -------------     ----------------     ----------------
  $ 16,006,494        $ 18,921,600       $ 75,137,802         $ 54,640,134
----------------     -------------     ----------------     ----------------
----------------     -------------     ----------------     ----------------

    See Notes to Financial Statements                                     97

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited)

                                                                         Strategic Partners
                                                                  Large Capitalization Growth Fund
                                                     ----------------------------------------------------------
                                                                              Class A
                                                     ----------------------------------------------------------
                                                        Six Months            Year          November 3, 1999(a)
                                                          Ended               Ended               Through
                                                     January 31, 2002     July 31, 2001        July 31, 2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $   8.45            $ 13.19              $ 10.00
                                                         --------         -------------          --------
Income from investment operations
Net investment gain (loss)                                   (.03)              (.06)                (.06)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.50)             (4.68)                3.25
                                                         --------         -------------          --------
      Total from investment operations                       (.53)             (4.74)                3.19
                                                         --------         -------------          --------
Net asset value, end of period                           $   7.92            $  8.45              $ 13.19
                                                         --------         -------------          --------
                                                         --------         -------------          --------
TOTAL INVESTMENT RETURN(b)                                  (6.39)%           (35.94)%              31.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 29,746            $33,180              $38,227
Average net assets (000)                                 $ 29,241            $40,028              $28,788
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                           1.44%(c)           1.34%                1.17%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.19%(c)           1.09%                 .92%(c)
   Net investment loss                                       (.68)%(c)          (.60)%               (.62)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                      36%                64%                  39%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
    98                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                   Strategic Partners
                                            Large Capitalization Growth Fund
-------------------------------------------------------------------------------------------------------------------------
                         Class B                                                        Class C
----------------------------------------------------------     ----------------------------------------------------------
   Six Months            Year          November 3, 1999(a)        Six Months            Year          November 3, 1999(a)
     Ended               Ended               Through                Ended               Ended               Through
January 31, 2002     July 31, 2001        July 31, 2000        January 31, 2002     July 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
    $   8.34            $ 13.11              $ 10.00               $   8.34           $     13.11          $   10.00
    --------         -------------          --------               --------         -------------         ----------
        (.06)              (.15)                (.12)                  (.06)                 (.15)              (.12)
        (.50)             (4.62)                3.23                   (.50)                (4.62)              3.23
    --------         -------------          --------               --------         -------------         ----------
        (.56)             (4.77)                3.11                   (.56)                (4.77)              3.11
    --------         -------------          --------               --------         -------------         ----------
    $   7.78            $  8.34              $ 13.11               $   7.78           $      8.34          $   13.11
    --------         -------------          --------               --------         -------------         ----------
    --------         -------------          --------               --------         -------------         ----------
       (6.71)%           (36.38)%              31.10%                 (6.71)%              (36.38)%            31.10%
    $ 52,569            $59,452              $75,819               $ 83,306           $    98,015          $ 145,187
    $ 52,228            $75,820              $59,151               $ 84,594           $   129,942          $ 128,884
        2.19%(c)           2.09%                1.92%(c)               2.19%(c)              2.09%              1.92%(c)
        1.19%(c)           1.09%                 .92%(c)               1.19%(c)              1.09%               .92%(c)
       (1.43)%(c)         (1.35)%              (1.36)%(c)             (1.43)%(c)            (1.35)%            (1.32)%(c)

    See Notes to Financial Statements                                     99

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                             Strategic Partners
                                                                       Large Capitalization Value Fund
                                                         -----------------------------------------------------------
                                                                                   Class A
                                                         -----------------------------------------------------------
                                                            Six Months            Year          November 3, 1999(a)
                                                              Ended               Ended               Through
                                                         January 31, 2002     July 31, 2001        July 31, 2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $11.01             $  9.33               $10.00
                                                             -------          -------------           -------
Income from investment operations
Net investment income                                            .04                 .07                  .05
Net realized and unrealized gain (loss) on
   investment transactions                                      (.55)               1.77                 (.69)
                                                             -------          -------------           -------
      Total from investment operations                          (.51)               1.84                 (.64)
                                                             -------          -------------           -------
Less distributions:
   Dividends from net investment income                           --                (.10)                (.03)
   Distributions in excess of net investment income               --                  --                   --
   Distributions from net realized capital gains                (.11)               (.06)                  --
                                                             -------          -------------           -------
      Total dividends and distributions                         (.11)               (.16)                (.03)
                                                             -------          -------------           -------
Net asset value, end of period                                $10.39             $ 11.01               $ 9.33
                                                             -------          -------------           -------
                                                             -------          -------------           -------
TOTAL INVESTMENT RETURN(b)                                     (6.39)%             19.84%               (6.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                               $9,487             $10,091               $5,162
Average net assets (000)                                      $9,413             $ 7,565               $4,119
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                              1.60%(c)(e)         1.65%(e)             2.36%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                              1.35%(c)(e)         1.40%(e)             2.11%(c)
   Net investment income                                         .75%(c)(e)          .71%(e)              .63%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                         26%                 46%                  58%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.74%, 2.49% and 2.49% for Class A, B and C, respectively, for the six months ended January 31, 2002 and 1.84%, 2.59% and 2.59% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment income (loss) ratios would have been .61%, (.15)% and (.16)% for Class A, B and C, respectively, for the six months ended January 31, 2002 and 0.51%, (0.22)% and (0.18)% for Class A, B, and C, respectively, for the year ended July 31, 2001.
    100                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                   Strategic Partners
                                             Large Capitalization Value Fund
-------------------------------------------------------------------------------------------------------------------------
                         Class B                                                        Class C
----------------------------------------------------------     ----------------------------------------------------------
   Six Months            Year          November 3, 1999(a)        Six Months            Year          November 3, 1999(a)
     Ended               Ended               Through                Ended               Ended               Through
January 31, 2002     July 31, 2001        July 31, 2000        January 31, 2002     July 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
    $  10.96            $  9.28              $ 10.00               $  10.96            $  9.28              $ 10.00
    --------         -------------          --------               --------         -------------          --------
          --(d)              --(d)                --(d)                  --(d)              --(d)                --(d)
        (.55)              1.76                 (.70)                  (.55)              1.76                 (.70)
    --------         -------------          --------               --------         -------------          --------
        (.55)              1.76                 (.70)                  (.55)              1.76                 (.70)
    --------         -------------          --------               --------         -------------          --------
          --                 --                   --                     --                 --                   --
          --               (.02)                (.02)                    --               (.02)                (.02)
        (.11)              (.06)                  --                   (.11)              (.06)                  --
    --------         -------------          --------               --------         -------------          --------
        (.11)              (.08)                (.02)                  (.11)              (.08)                (.02)
    --------         -------------          --------               --------         -------------          --------
    $  10.30            $ 10.96              $  9.28               $  10.30            $ 10.96              $  9.28
    --------         -------------          --------               --------         -------------          --------
    --------         -------------          --------               --------         -------------          --------
       (6.71)%            19.05%               (7.02)%                (6.71)%            19.05%               (7.02)%
    $ 21,567            $21,724              $11,418               $ 18,789            $18,211              $12,845
    $ 20,852            $17,188              $ 8,794               $ 17,552            $16,051              $12,693
        2.35%(c)(e)        2.40%(e)             3.11%(c)               2.35%(c)(e)        2.40%(e)             3.11%(c)
        1.35%(c)(e)        1.40%(e)             2.11%(c)               1.35%(c)(e)        1.40%(e)             2.11%(c)
        (.01)%(c)(e)       (.02)%(e)            (.13)%(c)              (.02)%(c)(e)        .01%(e)             (.02)%(c)

    See Notes to Financial Statements                                    101

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                         Strategic Partners
                                                                  Small Capitalization Growth Fund
                                                     ----------------------------------------------------------
                                                                              Class A
                                                     ----------------------------------------------------------
                                                        Six Months            Year          November 3, 1999(a)
                                                          Ended               Ended               Through
                                                     January 31, 2002     July 31, 2001        July 31, 2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                      $ 9.36             $ 12.62              $ 10.00
                                                         -------          -------------           -------
Income from investment operations
Net investment loss                                         (.06)               (.19)                (.20)
Net realized and unrealized loss on
   investment transactions                                  (.69)              (2.12)                2.82
                                                         -------          -------------           -------
      Total from investment operations                      (.75)              (2.31)                2.62
                                                         -------          -------------           -------
Less distributions
   Distributions from net realized capital gains              --                (.95)                  --
                                                         -------          -------------           -------
Net asset value, end of period                            $ 8.61             $  9.36              $ 12.62
                                                         -------          -------------           -------
                                                         -------          -------------           -------
TOTAL INVESTMENT RETURN(b)                                 (8.01)%            (18.58)%              26.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $5,386             $ 5,887              $ 4,667
Average net assets (000)                                  $5,152             $ 5,109              $ 4,799
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                  1.85%(c)(e)         2.15%(e)             2.69%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  1.60%(c)(e)         1.90%(e)             2.44%(c)
   Net investment loss                                     (1.55)%(c)(e)       (1.78)%(e)           (2.10)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                     83%                149%                 112%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.41%, 3.11% and 3.11% for Class A, B and C, respectively, for the six months ended January 31, 2002 and 2.42%, 3.17% and 3.17% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment loss ratios would have been (2.05)%, (2.80)% and (2.80)%, respectively, for the six months ended January 31, 2002 and (2.08)%, (2.79)% and (2.78)%, respectively, for the year ended July 31, 2001.
    102                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                   Strategic Partners
                                            Small Capitalization Growth Fund
-------------------------------------------------------------------------------------------------------------------------
                         Class B                                                        Class C
----------------------------------------------------------     ----------------------------------------------------------
   Six Months            Year          November 3, 1999(a)        Six Months            Year          November 3, 1999(a)
     Ended               Ended               Through                Ended               Ended               Through
January 31, 2002     July 31, 2001        July 31, 2000        January 31, 2002     July 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
     $ 9.22             $ 12.54              $ 10.00                $ 9.22             $ 12.54              $ 10.00
    -------          -------------           -------               -------          -------------           -------
      (0.09)               (.27)                (.19)                (0.09)               (.27)                (.23)
           )
      (0.68               (2.10)                2.73                 (0.68)              (2.10)                2.77
    -------          -------------           -------               -------          -------------           -------
      (0.77)              (2.37)                2.54                 (0.77)              (2.37)                2.54
    -------          -------------           -------               -------          -------------           -------
         --                (.95)                  --                    --                (.95)                  --
    -------          -------------           -------               -------          -------------           -------
     $ 8.45             $  9.22              $ 12.54                $ 8.45             $  9.22              $ 12.54
    -------          -------------           -------               -------          -------------           -------
    -------          -------------           -------               -------          -------------           -------
      (8.35)%            (19.29)%              25.40%                (8.35)%            (19.29)%              25.40%
     $8,847             $ 9,199              $ 8,588                $7,558             $ 7,772              $ 7,659
     $8,138             $ 9,243              $ 5,881                $6,986             $ 7,782              $ 6,468
       2.60%(c)(e)         2.90%(e)             3.44%(c)              2.60%(c)(e)         2.90%(e)             3.44%(c)
       1.60%(c)(e)         1.90%(e)             2.44%(c)              1.60%(c)(e)         1.90%(e)             2.44%(c)
      (2.30)%(c)(e)       (2.52)%(e)           (2.94)%(c)            (2.30)%(c)(e)       (2.52)%(e)           (2.90)%(c)

    See Notes to Financial Statements                                    103

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                         Strategic Partners
                                                                  Small Capitalization Value Fund
                                                     ----------------------------------------------------------
                                                                              Class A
                                                     ----------------------------------------------------------
                                                        Six Months            Year          November 3, 1999(a)
                                                          Ended               Ended               Through
                                                     January 31, 2002     July 31, 2001        July 31, 2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $13.18             $ 11.08              $ 10.00
                                                         -------          -------------           -------
Income from investment operations
Net investment loss                                         (.03)               (.02)                (.11)(d)
Net realized and unrealized gain on
   investment transactions                                   .60                2.49                 1.19
                                                         -------          -------------           -------
      Total from investment operations                       .57                2.47                 1.08
                                                         -------          -------------           -------
Less distributions:
Dividends from net realized gains                           (.87)               (.37)                  --
                                                         -------          -------------           -------
      Total distributions                                   (.87)               (.37)                  --
                                                         -------          -------------           -------
Net asset value, end of period                            $12.88             $ 13.18              $ 11.08
                                                         -------          -------------           -------
                                                         -------          -------------           -------
TOTAL INVESTMENT RETURN(b)                                  4.71%              22.90%               10.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $8,868             $ 7,986              $ 3,863
Average net assets (000)                                  $7,997             $ 5,582              $ 5,083
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                          1.95%(c)            1.80%(e)             3.24%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          1.70%(c)            1.55%(e)             2.99%(c)
   Net investment loss                                      (.47)%(c)           (.16)%(e)           (1.37)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                    161%                 54%                  34%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.97%, 2.72% and 2.72% for the period ended January 31, 2002 and 2.42%, 3.17% and 3.17% for Class A, B and C, respectively for the year ended July 31, 2001. The net investment loss ratios would have been (.50)%, (1.26)% and (1.26)% for the period ended January 31, 2002 and (2.08)%, (2.79)% and (2.78)%, for Class A, B and C, respectively for the year ended July 31, 2001.
    104                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                   Strategic Partners
                                             Small Capitalization Value Fund
-------------------------------------------------------------------------------------------------------------------------
                         Class B                                                        Class C
----------------------------------------------------------     ----------------------------------------------------------
   Six Months            Year          November 3, 1999(a)        Six Months            Year          November 3, 1999(a)
     Ended               Ended               Through                Ended              ]Ended               Through
January 31, 2002     July 31, 2001        July 31, 2000        January 31, 2002     July 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
    $  13.00            $ 11.01              $ 10.00               $  13.00            $ 11.01              $ 10.00
    --------         -------------          --------               --------         -------------           -------
        (.06)              (.08)                (.16)(d)               (.06)              (.08)                (.17)(d)
         .58               2.44                 1.17                    .58               2.44                 1.18
    --------         -------------          --------               --------         -------------           -------
         .52               2.36                 1.01                    .52               2.36                 1.01
    --------         -------------          --------               --------         -------------           -------
        (.87)              (.37)                  --                   (.87)              (.37)                  --
    --------         -------------          --------               --------         -------------           -------
        (.87)              (.37)                  --                   (.87)              (.37)                  --
    --------         -------------          --------               --------         -------------           -------
    $  12.65            $ 13.00              $ 11.01               $  12.65            $ 13.00              $ 11.01
    --------         -------------          --------               --------         -------------           -------
    --------         -------------          --------               --------         -------------           -------
        4.38%             22.03%               10.10%                  4.38%             22.03%               10.10%
    $ 14,789            $12,888              $ 5,379               $ 10,555            $ 8,986              $ 4,354
    $ 13,533            $ 8,432              $ 3,564               $  9,491            $ 6,346              $ 3,776

        2.70%(c)           2.55%(e)             3.99%(c)               2.70%(c)           2.55%(e)             3.99%(c)
        1.71%(c)           1.55%(e)             2.99%(c)               1.71%(c)           1.55%(e)             2.99%(c)
       (1.26)%(c)          (.92)%(e)           (2.20)%(c)             (1.26)%(c)          (.92)%(e)           (2.16)%(c)

    See Notes to Financial Statements                                    105

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                          Strategic Partners
                                                                       International Equity Fund
                                                     -------------------------------------------------------------
                                                                                Class A
                                                     -------------------------------------------------------------
                                                        Six Months              Year           November 3, 1999(a)
                                                          Ended                Ended                 Through
                                                     January 31, 2002     July 31, 2001(e)      July 31, 2000(e)
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 7.87               $ 9.95                $ 10.00
                                                         -------              -------                -------
Income from investment operations
Net investment loss(e)                                      (.03)                (.01)                  (.05)
Net realized and unrealized loss on
   investment transactions                                 (1.05)               (2.07)                    --(d)
                                                         -------              -------                -------
      Total from investment operations                     (1.08)               (2.08)                  (.05)
                                                         -------              -------                -------
Net asset value, end of period                            $ 6.79               $ 7.87                $  9.95
                                                         -------              -------                -------
                                                         -------              -------                -------
TOTAL INVESTMENT RETURN(b)                                (13.72)%             (20.90)%                 (.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $3,685               $4,698                $ 4,689
Average net assets (000)                                  $4,101               $4,634                $ 4,447
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                          2.00%(c)(f)          2.00%(f)               2.89%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          1.75%(c)(f)          1.75%(f)               2.64%(c)
   Net investment loss                                     (1.06)%(c)(f)         (.09)%(f)              (.74)%(c)
For Classes A, B and C shares:
   Portfolio turnover rate                                    39%                  40%                    40%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculated based upon average shares outstanding during the period.
(f) Net of expense subsidy. If the manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.98%, 3.73% and 3.73% for the period ended January 31, 2002 and 2.76%, 3.51% and 3.51% for Classes A, B and C, respectively for the fiscal year ended July 31, 2001. The net investment loss ratios would have been (2.04)%, (2.81)% and (2.81)% for the period ended January 31, 2002 and (.90)%, (1.64)% and (1.66)%, for Classes A, B and C, respectively for the fiscal year ended July 31, 2001.
    106                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                      Strategic Partners
                                                   International Equity Fund
-------------------------------------------------------------------------------------------------------------------------------
                           Class B                                                           Class C
-------------------------------------------------------------     -------------------------------------------------------------
   Six Months              Year           November 3, 1999(a)        Six Months              Year           November 3, 1999(a)
     Ended                Ended                 Through                Ended                Ended                 Through
January 31, 2002     July 31, 2001(e)      July 31, 2000(e)       January 31, 2002     July 31, 2001(e)      July 31, 2000(e)
-------------------------------------------------------------------------------------------------------------------------------
     $ 7.77               $ 9.89                $ 10.00                $ 7.77               $ 9.89                $ 10.00
    -------              -------                -------               -------              -------                -------
       (.06)                (.08)                  (.11)                 (.06)                (.08)                  (.11)
           )
      (1.03                (2.04)                    --(d)              (1.03)               (2.04)                    --(d)
    -------              -------                -------               -------              -------                -------
      (1.09)               (2.12)                  (.11)                (1.09)               (2.12)                  (.11)
    -------              -------                -------               -------              -------                -------
     $ 6.68               $ 7.77                $  9.89                $ 6.68               $ 7.77                $  9.89
    -------              -------                -------               -------              -------                -------
    -------              -------                -------               -------              -------                -------
     (14.03)%             (21.44)%                (1.10)%              (14.03)%             (21.44)%                (1.10)%
     $5,713               $6,670                $ 7,020                $6,609               $7,554                $ 8.955
     $6,111               $7,089                $ 6,027                $7,034               $8,383                $ 8,717
       2.75%(c)(f)          2.75%(f)               3.64%(c)              2.75%(c)(f)          2.75%(f)               3.64%(c)
       1.75%(c)(f)          1.75%(f)               2.64%(c)              1.75%(c)(f)          1.75%(f)               2.64%(c)
      (1.83)%(c)(f)         (.90)%(f)             (1.45)%(c)            (1.83)%(c)(f)         (.93)%(f)             (1.50)%(c)
   Six Months
     Ended
January 31, 2002
----------------
     $ 7.77
    -------
       (.06)
           )
      (1.03
    -------
      (1.09)
    -------
     $ 6.68
    -------
    -------
     (14.03)%
     $5,713
     $6,111

       2.75%(c)

       1.75%(c)
      (1.83)%(c)

    See Notes to Financial Statements                                    107

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                             Strategic Partners
                                                                           Total Return Bond Fund
                                                         ----------------------------------------------------------
                                                                                  Class A
                                                         ----------------------------------------------------------
                                                            Six Months            Year          November 3, 1999(a)
                                                              Ended               Ended               Through
                                                         January 31, 2002     July 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $  10.43            $  9.99              $ 10.00
                                                             --------         -------------          --------
Income from investment operations
Net investment income                                             .18                .53                  .33
Net realized and unrealized gain on
   investment transactions                                        .13                .54                   --(d)
                                                             --------         -------------          --------
      Total from investment operations                            .31               1.07                  .33
                                                             --------         -------------          --------
Less distributions:
   Dividends from net investment income                          (.18)              (.53)                (.33)
   Dividends in excess of net investment income                    --                 --                 (.01)
   Distribution from net realized
      gains on investments                                       (.26)              (.10)                  --
                                                             --------         -------------          --------
      Total distributions                                        (.44)              (.63)                (.34)
                                                             --------         -------------          --------
Net asset value, end of period                               $  10.30            $ 10.43              $  9.99
                                                             --------         -------------          --------
                                                             --------         -------------          --------
TOTAL INVESTMENT RETURN(b)                                       3.13%             11.11%                3.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                              $ 17,502            $15,205              $ 9,875
Average net assets (000)                                     $ 16,619            $10,677              $11,760
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                       1.05%(c)(e)        1.05%(e)             1.96%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                        .80%(c)(e)         .80%(e)             1.71%(c)
   Net investment income                                         3.62%(c)(e)        5.07%(e)             4.66%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                         246%               638%                 423%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.09%, 1.59% and 1.59% for Classes A, B and C, respectively for the six months ended January 31, 2002. The net investment income ratios would have been 3.58%, 3.07% and 3.07% for Classes A, B and C, respectively for the six months ended January 31, 2002.
    108                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                   Strategic Partners
                                                 Total Return Bond Fund
-------------------------------------------------------------------------------------------------------------------------
                         Class B                                                        Class C
----------------------------------------------------------     ----------------------------------------------------------
   Six Months            Year          November 3, 1999(a)        Six Months            Year          November 3, 1999(a)
     Ended               Ended               Through                Ended               Ended               Through
January 31, 2002     July 31, 2001        July 31, 2000        January 31, 2002     July 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
    $  10.43            $  9.99              $ 10.00               $  10.43            $  9.99              $ 10.00
    --------         -------------           -------               --------         -------------           -------
         .16                .48                  .29                    .16                .48                  .29
         .13                .54                   --(d)                 .13                .54                   --(d)
    --------         -------------           -------               --------         -------------           -------
         .29               1.02                  .29                    .29               1.02                  .29
    --------         -------------           -------               --------         -------------           -------
        (.16)              (.48)                (.29)                  (.16)              (.48)                (.29)
          --               (.10)                (.01)                    --               (.10)                (.01)
        (.26)                --                   --                   (.26)                --                   --
    --------         -------------           -------               --------         -------------           -------
        (.42)              (.58)                (.30)                  (.42)              (.58)                (.30)
    --------         -------------           -------               --------         -------------           -------
    $  10.30            $ 10.43              $  9.99               $  10.30            $ 10.43              $  9.99
    --------         -------------           -------               --------         -------------           -------
    --------         -------------           -------               --------         -------------           -------
        2.88%             10.57%                2.95%                  2.88%             10.57%                2.95%
    $ 35,743            $25,376              $ 9,739               $ 21,893            $14,059              $ 5,849
    $ 31,605            $16,527              $ 7,304               $ 18,511            $ 7,938              $ 6,393
        1.55%(c)(e)        1.55%(e)             2.46%(c)               1.55%(c)(e)        1.55%(e)             2.46%(c)
         .80%(c)(e)         .80%(e)             1.71%(c)                .80%(c)(e)         .80%(e)             1.71%(c)
        3.11%(c)(e)        4.57%(e)             4.23%(c)               3.11%(c)(e)        4.56%(e)             4.16%(c)

    See Notes to Financial Statements                                    109

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited)

      Strategic Partners Style Specific Funds (the 'Trust'), formerly known as Target Funds, is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Strategic Partners Large Capitalization Growth Fund ('Large Capitalization Growth'), Strategic Partners Large Capitalization Value Fund ('Large Capitalization Value'), Strategic Partners Small Capitalization Growth Fund ('Small Capitalization Growth'), Strategic Partners Small Capitalization Value Fund ('Small Capitalization Value'), Strategic Partners International Equity Fund ('International Equity') and Strategic Partners Total Return Bond Fund ('Total Return Bond'). The Trust did not have any activity until September 2, 1999 when it issued to Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC, for $100,000,600 Class A, Class B and Class C shares of each of Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and 334 Class A shares and 333 each of Class B and Class C shares of Total Return Bond Fund. The Fund's investment operations commenced on November 3, 1999.

      The Funds' investment objectives are as follows: Large Capitalization Growth Fund--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have growth faster than that of the S&P 500; Large Capitalization Value Fund--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Fund--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value Fund--above average capital appreciation through investment in small company common stocks that, in the investment adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Fund--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond Fund--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.
    110

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

      Securities Valuations:    Securities, including options, futures contracts
and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in sixty days or less are valued at amortized cost which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premium and discounts on purchases of debt securities as adjustments to interest
                                                                         111

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates may differ from actuals.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.
    112

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the amounts of dividends, interest and foreign taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

      Options:    The International Equity and the Total Return Bond Funds may
either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Funds currently own or intend to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The International Equity and the Total Return Bond Funds may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange
                                                                         113

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain
(loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Total Return Bond Fund may enter into interest
rate swaps. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Dividends and Distributions:    Total Return Bond declares dividends from
net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund is treated as a separate tax-paying entity. It is each Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.
    114

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.
Note 2. Agreements
The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Funds, administers the Funds' affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Funds bear all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Fund. Effective October 22, 2001, the Board of Trustees approved a new subadvisory agreement with Hotchkis and Wiley Capital Management, LLC. for the Large Capitalization Value Fund. Effective December 20, 2001, EARNEST Partners, LLC became one of the subadvisers of the Small Capitalization Value Portfolio, replacing Lazard Asset Management. Each of the two advisers of the domestic equity Funds--the Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund and Small Capitalization Value Fund--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems appropriate. In addition, there may be a periodic rebalancing of each Fund's assets to take account of market fluctuations in order to maintain the approximately equal allocation.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Columbus Circle Investors and
                                             Oak Associates, Ltd.
Large Capitalization Value................   J.P. Morgan Investment Management, Inc.
                                             and Hotchkis & Wiley Capital Management,
                                             LLC.
Small Capitalization Growth...............   SawGrass Asset Management, LLC and Fleming
                                             Asset Management USA, Inc.
Small Capitalization Value................   Credit Suisse Asset Management, LLC and
                                             EARNEST Partners LLC
International Equity......................   Lazard Asset Management, Inc.
Total Return Bond.........................   Pacific Investment Management Company

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PI pays each adviser for its services.
                                                                   Total
Fund                                                           Management Fee
-----------------------------------------------------------    -------------
Large Capitalization Growth................................         .70%
Large Capitalization Value.................................         .70%
Small Capitalization Growth................................         .70%
Small Capitalization Value.................................         .70%
International Equity.......................................         .80%
Total Return Bond..........................................         .50%

      PI has agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund's average daily net assets.

Fund                                                          Expense Limit
-----------------------------------------------------------   -------------
Large Capitalization Value
   Class A                                                         1.60%
   Class B                                                         2.35
   Class C                                                         2.35
Small Capitalization Growth
   Class A                                                         1.85
   Class B                                                         2.60
   Class C                                                         2.60
Small Capitalization Value
   Class A                                                         1.95
   Class B                                                         2.70
   Class C                                                         2.70
International Equity
   Class A                                                         2.00
   Class B                                                         2.75
   Class C                                                         2.75
Total Return Bond
   Class A                                                         1.05
   Class B                                                         1.55
   Class C                                                         1.55

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B and C shares of the Trust. The Trust compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to Class A, B and C Plans, the Trust compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset of the Class A, B and C shares, respectively. Such expenses under the Plans were .25% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively for the six months ended January 31, 2002.

      With respect to the Total Return Bond Fund, such expenses under the Plans were .75 of 1% of the average daily net assets of the Total Return Bond Fund's Class B and Class C shares for the six months ended January 31, 2002.

      PIMS has advised the Fund of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the six months ended January 31, 2002. These amounts are approximately as follows:

Fund                                                     Class A    Class C
------------------------------------------------------   -------    -------
Large Capitalization Growth...........................   $36,900    $45,200
Large Capitalization Value............................    29,500     23,000
Small Capitalization Growth...........................     6,700     10,800
Small Capitalization Value............................     6,000      1,700
International Equity..................................     4,800     10,300
Total Return Bond......................................    60,700     81,600

      From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the six months ended January 31, 2002. These amounts are approximately as follows:

Fund                                                     Class B    Class C
------------------------------------------------------   -------    -------
Large Capitalization Growth...........................   $94,800    $23,600
Large Capitalization Value............................    39,200      4,000
Small Capitalization Growth...........................    10,500      2,100
Small Capitalization Value............................     5,200        900
International Equity..................................    13,600      1,600
Total Return Bond.....................................    47,200     12,000

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Trust, along with other affiliated registered investment companies (the 'Companies'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Companies pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Companies. The expiration date of the SCA is May 3, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Funds did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds' transfer agent. The following amounts represent the fees incurred for the services of PMFS for the six months ended January 31, 2002 as well as the fees due to PMFS as of January 31, 2002. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

                                                  Amount Incurred
                                                    for the Six            Amount
                                                    Months Ended         Due as of
Fund                                              January 31, 2002    January 31, 2002
-----------------------------------------------   ----------------    ----------------
Large Capitalization Growth....................       $128,000            $ 22,100
Large Capitalization Value.....................         32,000               5,400
Small Capitalization Growth....................         23,400               4,000
Small Capitalization Value.....................         27,000               5,000
International Equity...........................         17,300               3,000
Total Return Bond..............................         38,600               6,900

      For the six months ended January 31, 2002, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of the Prudential, earned approximately $389 and $385 in brokerage commissions on behalf of certain portfolio transactions
    118

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.
executed with the Large Capitalization Value Fund and Small Capitalization Growth Fund respectively.

Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2002 were as follows:

Fund                                            Purchases        Sales
---------------------------------------------  ------------   ------------
Large Capitalization Growth..................  $ 58,871,175   $ 69,808,234
Large Capitalization Value...................    14,371,331     12,349,291
Small Capitalization Growth..................    16,899,332     16,499,531
Small Capitalization Value...................    49,261,841     47,172,582
International Equity.........................     6,641,042      6,817,702
Total Return Bond............................   204,828,450    188,194,182

      During the six months ended January 31, 2002, the Total Return Bond entered into financial futures contracts. Details of open contracts at January 31, 2002 are as follows:

                                                            Value at        Value at         Unrealized
    Number of                               Expiration     January 31,        Trade         Appreciation
    Contracts                Type              Date           2002            Date         (Depreciation)
------------------    ------------------    ----------     -----------     -----------     --------------
Long Positions:
        50            Eurodollar              Mar. '03     $11,988,750     $12,023,125        $(34,375)
        16            10 yr US T-Note         Mar. '02       1,694,000       1,678,906          15,094
                                                                                           --------------
                                                                                              $(19,281)
                                                                                           --------------
                                                                                           --------------

      The Total Return Bond Fund entered into interest rate swap agreements during the period. Details of the swap agreements outstanding as of January 31, 2002 were as follows:

                                                                                       Unrealized
                    Termination        Notional        Fixed         Floating         Appreciation
  Counterparty         Date             Amount          Rate           Rate          (Depreciation)
----------------    -----------     --------------     ------     ---------------    ---------------
UBS Warburg(a)          3/15/04      GBP 5,300,000       5.25%    6 month LIBOR          (60,908)
                                                                                     ---------------
                                                                                     ---------------

------------------------
(a) Fund pays the fixed rate and receives the floating rate.
                                                                         119

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain
(loss) on investments. For the period ended January 31, 2002, the adjustments were as follows:

                                                Net
                                            Unrealized             Gross Unrealized
                                           Appreciation      ----------------------------
Fund                         Basis        (Depreciation)     Appreciation    Depreciation
-----------------------   ------------    ---------------    ------------    ------------
Large Capitalization
  Growth...............   $188,223,620     $ (20,734,847)    $ 15,054,615    $ 35,789,462
Large Capitalization
  Value................     48,137,348         1,870,267        5,286,765       3,416,498
Small Capitalization
  Growth...............     21,769,496          (268,774)       2,580,546       2,849,320
Small Capitalization
  Value................     31,491,273         2,629,940        3,630,290       1,000,350
International Equity...     18,920,410         2,924,634          388,718       3,313,352
Total Return Bond......    106,093,807           541,805          934,958         393,153

      For federal income tax purposes, Large Capitalization Growth, Small Capitalization Growth, and International Equity had a capital loss carryforward as of July 31, 2001. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Large Capitalization Growth and International Equity until future net gains have been realized in excess of such carryforward. In addition, certain portfolios are electing to treat net capital losses and/or net currency losses incurred in the nine-month period ended July 31, 2001 as having been incurred in the current year.

                                                       Post October         Post October
                                                         Currency              Capital
                                                      Losses Deferred      Losses Deferred
                                                     Nine Month Period    Nine Month Period
                       Capital Loss    Expiration          Ended                Ended
Fund                   Carryforward       Year         July 31, 2001        July 31, 2001
--------------------   ------------    ----------    -----------------    -----------------
Large Capitalization
  Growth............   $ 10,020,910       2009                 --            $17,802,736
Small Capitalization
  Growth............        349,763       2009                 --              1,374,935
International
  Equity............         17,215       2009            $37,782                996,386
Total Return Bond...             --        --              37,733                     --

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Capital
The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of Total Return Bond Fund which are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at January 31, 2002, Prudential owns 1,000 shares of Total Return Bond Fund and 1,800 shares of Small Capitalization Growth Fund.
                                                                         121

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest during the six months ended January 31, 2002 were as follows:

                                                                        Shares
                                                                       Issued/
                                                                      Reacquired
                                                                         Upon
                                       Shares                         Conversion     Net Increase
                                     Issued in                           From         (Decrease)
                       Shares       Reinvestment        Shares         Class B         in Shares
Fund                    Sold        of Dividends      Reacquired      To Class A      Outstanding
------------------    ---------     ------------     ------------     ----------     -------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A               401,064             --           (615,109)       44,117          (169,928)
  Class B               510,149             --           (842,216)      (44,793 )        (376,860)
  Class C               747,190             --         (1,800,848)           --        (1,053,658)
Large
  Capitalization
  Value Fund
  Class A               135,313          9,641           (152,999)        4,258            (3,787)
  Class B               255,664         22,168           (162,706)       (4,291 )         110,835
  Class C               350,628         18,091           (207,031)           --           161,688
Small
  Capitalization
  Growth Fund
  Class A                66,891             --            (74,913)        5,165            (2,857)
  Class B               145,861             --            (90,795)       (5,257 )          49,809
  Class C               168,553             --           (116,604)           --            51,949
Small
  Capitalization
  Value Fund
  Class A               128,255         41,488            (95,243)        8,260            82,760
  Class B               211,977         74,831           (100,216)       (8,391 )         178,201
  Class C               169,794         50,818            (77,087)           --           143,525
International
  Equity Fund
  Class A                88,896             --           (145,262)        1,843           (54,523)
  Class B                86,289             --            (87,689)       (1,871 )          (3,271)
  Class C               150,716             --           (133,634)           --            17,082
Total Return Bond
  Fund
  Class A               477,280         64,371           (310,378)       10,444           241,717
  Class B             1,191,084        111,125           (253,857)      (10,439 )       1,037,913
  Class C               973,532         67,657           (263,271)           --           777,918

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                                             Shares
                                                                            Issued/
                                         Net Asset                         Reacquired     Net Increase
                                           Value                              Upon         (Decrease)
                                         of Shares                         Conversion     in Net Assets
                       Net Proceeds      Issued in          Cost of           From          from Fund
                       from Shares      Reinvestment        Shares          Class B           Share
Fund                       Sold         of Dividends      Reacquired       To Class A     Transactions
-------------------    ------------     ------------     -------------     ----------     -------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $  3,073,897      $       --      $  (4,714,259)    $  311,042      $(1,329,320)
  Class B                 3,857,604              --         (6,277,134)      (311,042)      (2,730,572)
  Class C                 5,603,677              --        (13,531,948)            --       (7,928,271)
Large
  Capitalization
  Value Fund
  Class A                 1,391,727          98,337         (1,558,950)        42,707          (26,179)
  Class B                 2,608,876         224,564         (1,643,679)       (42,707)       1,147,054
  Class C                 3,579,043         183,263         (2,087,761)            --        1,674,545
Small
  Capitalization
  Growth Fund
  Class A                   545,261              --           (608,322)        40,233          (22,828)
  Class B                 1,178,032              --           (707,548)       (40,233)         430,251
  Class C                 1,359,501              --           (940,903)            --          418,598
Small
  Capitalization
  Value Fund
  Class A                 1,637,977         506,156         (1,201,895)        98,269        1,040,507
  Class B                 2,674,124         897,969         (1,237,536)       (98,269)       2,236,288
  Class C                 2,119,031         609,820           (933,184)            --        1,795,667
International
  Equity Fund
  Class A                   645,991              --         (1,071,760)        12,411         (413,358)
  Class B                   602,964              --           (618,231)       (12,411)         (27,678)
  Class C                 1,069,242              --           (932,267)            --          136,975
Total Return Bond
  Fund
  Class A                 4,972,385         665,362         (3,229,435)       108,688        2,517,000
  Class B                12,519,085       1,147,307         (2,637,750)      (108,688)      10,919,954
  Class C                10,231,848         698,411         (2,740,587)            --        8,189,672

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest during the year ended July 31, 2001 were as follows:

                                                                        Shares
                                                                       Issued/
                                                                      Reacquired
                                                                         Upon
                                       Shares                         Conversion     Net Increase
                                     Issued in                           From         (Decrease)
                       Shares       Reinvestment        Shares         Class B        in Shares
Fund                    Sold        of Dividends      Reacquired      To Class A     Outstanding
------------------    ---------     ------------     ------------     ----------     ------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A             2,758,612             --         (2,023,680)       294,291       1,029,223
  Class B             3,163,021             --         (1,517,247)      (296,806)      1,348,968
  Class C             3,108,361             --         (2,424,215)            --         684,146
Large
  Capitalization
  Value Fund
  Class A               568,625          9,485           (232,690)        17,868         363,288
  Class B               972,828         12,091           (215,243)       (17,971)        751,705
  Class C               699,795         11,532           (434,020)            --         277,307
Small
  Capitalization
  Growth Fund
  Class A               333,072         39,009           (135,932)        22,960         259,109
  Class B               407,780         77,968           (149,476)       (23,220)        313,052
  Class C               358,957         64,901           (191,490)            --         232,368
Small
  Capitalization
  Value Fund
  Class A               532,304         12,645           (305,297)        17,532         257,184
  Class B               585,271         19,611            (84,255)       (17,718)        502,909
  Class C               390,797         14,181           (109,200)            --         295,278
International
  Equity Fund
  Class A               467,873             --           (351,006)         8,981         125,848
  Class B               317,477             --           (159,488)        (9,072)        148,917
  Class C               320,254             --           (253,130)            --          67,124
Total Return Bond
  Fund
  Class A             1,278,866         53,684           (874,967)        12,230         469,813
  Class B             1,706,629         75,773           (312,018)       (12,228)      1,458,156
  Class C             1,000,415         35,641           (273,557)            --         762,499

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                                              Shares
                                                                             Issued/        Net Increase
                                         Net Asset                          Reacquired       (Decrease)
                                           Value                               Upon            in Net
                                         of Shares                          Conversion         Assets
                       Net Proceeds      Issued in          Cost of            From          from Fund
                       from Shares      Reinvestment        Shares           Class B           Share
Fund                       Sold         of Dividends      Reacquired        To Class A      Transactions
-------------------    ------------     ------------     -------------     ------------     ------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $ 30,196,656       $     --       $ (20,271,444)    $  3,455,461     $ 13,380,673
  Class B                37,720,635             --         (15,149,579)      (3,455,461)      19,065,595
  Class C                36,243,398             --         (24,950,055)              --       11,293,343
Large
  Capitalization
  Value Fund
  Class A                 5,918,007         94,658          (2,399,855)         188,310        3,801,120
  Class B                 9,999,374        120,552          (2,221,733)        (188,310)       7,709,883
  Class C                 7,226,925        114,974          (4,517,284)              --        2,824,615
Small
  Capitalization
  Growth Fund
  Class A                 3,441,964        379,550          (1,455,485)         254,264        2,620,293
  Class B                 4,451,444        750,055          (1,506,135)        (254,264)       3,441,100
  Class C                 3,813,872        624,354          (2,001,638)              --        2,436,588
Small
  Capitalization
  Value Fund
  Class A                 6,611,681        141,367          (3,908,632)         217,210        3,061,626
  Class B                 7,082,466        217,092          (1,014,711)        (217,210)       6,067,637
  Class C                 4,711,511        156,984          (1,327,156)              --        3,541,339
International
  Equity Fund
  Class A                 4,149,406             --          (3,147,424)          80,340        1,082,322
  Class B                 2,865,145             --          (1,416,025)         (80,340)       1,368,780
  Class C                 2,834,168             --          (2,212,101)              --          622,067
Total Return Bond
  Fund
  Class A                13,142,056        549,851          (8,899,450)         124,663        4,917,120
  Class B                17,513,896        776,764          (3,197,242)        (124,663)      14,968,755
  Class C                10,296,769        365,147          (2,794,671)              --        7,867,245

Strategic Partners Style Specific Funds

Getting the Most from your Mutual Fund

Some mutual fund shareholders won't
ever read this--they don't read annual
and semiannual reports. It's quite
understandable. These annual and
semiannual reports are prepared to
comply with federal regulations, and
are often written in language that is
difficult to understand. So when most
people run into those particularly
daunting sections of these reports,
they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual
funds report to make it easier to
understand and more pleasant to read.
We hope you'll find it profitable to
spend a few minutes familiarizing
yourself with your investment. Here's
what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is
often a shareholder's primary concern,
we present performance information in
two different formats. You'll find it
first on the "Performance at a Glance"
page where we compare the Fund and the
comparable average calculated by
Lipper, Inc., a nationally recognized
mutual fund rating agency. We report
both the cumulative total returns and
the average annual total returns. The
cumulative total return is the total
amount of income and appreciation the
Fund has achieved in various time
periods. The average annual total
return is an annualized representation
of the Fund's performance. It gives you
an idea of how much the Fund has earned
in an average year for a given time
period. Under the performance box,
you'll see legends that explain the
performance information, whether fees
and sales charges have been included in
the returns, and the inception dates
for the Fund's share classes.

See the performance comparison charts
at the back of the report for more
performance information. Please keep in
mind that past performance is not
indicative of future results.

         www.strategicpartners.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to
appear technical, but it's really just
a listing of each security held at the
end of the reporting period, along with
valuations and other information.
Please note that sometimes we discuss a
security in the "Investment Adviser's
Report" section that doesn't appear in
this listing, because it was sold
before the close of the reporting
period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings),
liabilities (how much the Fund owes),
and net assets (the Fund's
equity or holdings after the Fund pays
its debts) as of the end of the
reporting period. It also shows how we
calculate the net asset value per share
for each class of shares. The net asset
value is reduced by payment of your
dividend, capital gain, or other
distribution--but remember that the
money or new shares are being paid or
issued to you. The net asset value
fluctuates daily, along with the value
of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses
(including what you pay us to manage
your money). You'll also see capital
gains here--both realized and
unrealized.

Strategic Partners Style Specific Funds

Getting the Most from your Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and
expenses translate into changes
in net assets. The Fund is required to
pay out the bulk of its income to
shareholders every year, and this
statement shows you how we do it
(through dividends and distributions)
and how that affects the net assets.
This statement also shows how money
from investors flowed into and out of
the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material
that can intimidate readers, but it
does contain useful information. The
notes provide a brief history and
explanation of your Fund's objectives.
In addition, they outline how Strategic
Partners mutual funds prices
securities. The notes also explain who
manages and distributes the Fund's
shares and, more important, how much
they are paid for doing so. Finally,
the notes explain how many shares are
outstanding and the number issued and
redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements
from prior pages, but on a per-share
basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant
looks over our books and certifies that
the financial statements are fairly
presented in accordance with
generally accepted accounting
principles.

TAX INFORMATION
This is information that we report
annually about how much of your total
return is taxable. Should you have any
questions, you may want to consult a
tax adviser.

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           www.strategicpartners.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the
Securities Exchange Commission.
Performance is presented here as the
return on a hypothetical $10,000
investment in the Fund since its
inception or for 10 years (whichever is
shorter). To help you put that return
in context, we are required to include
the performance of an unmanaged, broad-
based securities index as well. The
index does not reflect the cost of
buying the securities it contains or
the cost of managing a mutual fund. Of
course, the index holdings do not
mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an
index.


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Strategic Partners Style Specific Funds

Getting the Most from your Mutual Fund

How many times have you read these
reports--or other financial materials--
and stumbled across a word that you
don't understand?

Many shareholders have run into the
same problem. We'd like to help. So
we'll use this space from time to time
to explain some of the words you might
have read, but not understood. And if
you have a favorite word that no one
can explain to your satisfaction,
please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations
(CMOs): Mortgage-backed bonds that
separate mortgage pools into different
maturity classes called tranches. These
instruments are sensitive to changes in
interest rates and homeowner
refinancing activity. They are subject
to prepayment and maturity extension
risk.

Derivatives: Securities that derive
their value from other securities. The
rate of return of these financial
instruments rises and falls--sometimes
very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate
charged by the Federal Reserve on loans
to member banks.

Federal Funds Rate: The interest rate
charged by one bank to
another on overnight loans.

Futures Contract: An agreement to
purchase or sell a specific amount of
a commodity or financial instrument at
a set price at a specified date in
the future.

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           www.strategicpartners.com  (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that
the interest rate charged on borrowed
funds will be lower than the return on
the investment. While leverage can
increase profits, it can also magnify
losses.

Liquidity: The ease with which a
financial instrument (or product) can
be bought or sold (converted into cash)
in the financial markets.

Price/Earnings Ratio: The price of a
share of stock divided by the earnings
per share for a 12-month period.

Option: An agreement to purchase or
sell something, such as shares of
stock, by a certain time for a
specified price. An option need not be
exercised.

Spread: The difference between two
values; often used to describe the
difference between "bid" and "asked"
prices of a security, or between the
yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S.
market and denominated in U.S. dollars.


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Strategic Partners Style Specific Funds

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10172

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Hotchkis and Wiley Capital Management, LLC
725 S. Figueroa Street, Suite 3900
Los Angeles, CA 90017
J.P. Morgan Fleming Asset Management (USA) Inc.
522 Fifth Avenue
New York, NY 10036

J.P. Morgan Investment Management, Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, L.L.C.
4337 Pablo Oaks Court
Jacksonville, FL 32224

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www.strategicpartners.com  (800) 225-1852

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols                         Class A          Class B            Class C
Strategic Partners:               Nasdaq   CUSIP   Nasdaq    CUSIP   Nasdaq     CUSIP
Large Capitalization Growth Fund  TBDAX  862934106  TBDBX  862934205  TBDCX   862934304
Large Capitalization Value Fund    N/A   862934403  TLCBX  862934502  TLCCX   862934601
Small Capitalization Growth Fund   N/A   862934700   N/A   862934809   N/A    862934882
Small Capitalization Value Fund    N/A   862934874   N/A   862934866   N/A    862934858
International Equity Fund          N/A   862934841   N/A   862934833   N/A    862934825
Total Return Bond Fund            TATRX  862934817  TBTRX  862934791   N/A    862934783

The views expressed in this report and
information about each Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

The accompanying financial statements
as of January 31, 2002, were not
audited and, accordingly, no opinion is
expressed on them.


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(LOGO)


Cusip Numbers:
Strategic Partners:                     Class A       Class B       Class C
Large Capitalization Growth Fund       862934106     862934205     862934304
Large Capitalization Value Fund        862934403     862934502     862934601
Small Capitalization Growth Fund       862934700     862934809     862934882
Small Capitalization Value Fund        862934874     862934866     862934858
International Equity Fund              862934841     862934833     862934825
Total Return Bond Fund                 862934817     862934791     862934783

MFSP503E2                              IFS-A069446

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.